As filed with the Securities and Exchange Commission on April 30, 1997



                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                            Form N-1A


     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
   Centurion T.A.A. Fund, Inc., formerly Excel Value Fund, Inc.
       (File No. 2-73955):  Post-Effective Amendment No. 26

                              and/or

                 REGISTRATION STATEMENT UNDER THE
                  INVESTMENT COMPANY ACT OF 1940
                                                              [X]
   Centurion T.A.A. Fund, Inc., formerly Excel Value Fund, Inc.
      (File No. 811-3257):  Post-Effective Amendment No. 26

                   CENTURION T.A.A. FUND, INC.
        (Exact Name of Registrant as Specified in Charter)

 11545 W. Bernardo Court, Suite 100, San Diego, California 92127
 (Address of Principal Executive Offices)             (Zip Code)

                          (619) 673-8536
       (Registrant's Telephone Number, including Area Code)

                         Jack K. Heilbron
 11545 W. Bernardo Court, Suite 100, San Diego, California 92127
             (Name and Address of Agent for Service)

                             Copy to:
                      Bruce J. Rushall, Esq.
                        Rushall & McGeever
               2111 Palomar Airport Road, Suite 200
                    Carlsbad, California 92009



It is proposed that this filing will become effective on filing pursuant to Paragraph (b) of Rule 485 and pursuant to Rule 485(b)(1)(iii). The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant's most recent
fiscal year was filed with the Securities and Exchange Commission on    .

CROSS REFERENCE SHEET FOR ITEMS REQUIRED BY FORM N 1A

Item No.
of Form
N-1A    Caption in Prospectus

      1 Cover Page
      2 "Summary of Contents"; "Expense Synopsis"
      3 "Financial Highlights"; "Performance Data"
      4 "Summary of Contents"; "Investment Objective and Policies of the Fund"; "Investments the Fund Will Not Make; Restrictions on Investments"; "Other Information";
        "Appendix A"
      5 "Summary of Contents"; "Management"; "Other Information"
      6 "Investment Income"; "Taxes"; "Other Information"
      7 "Multiple Pricing System"; "Valuing Shares"; "Buying Shares";
        "Sales Charge"; "Plans of Distribution"; "Reinvestments"; "Shareholder Services/Transfers"
      8 "Redeeming Shares"; "Shareholder Services/Transfers"
      9 Not Applicable

                  Caption in Statement of Additional Information

     10 Cover Page
     11 "Table of Contents"
     12 "Additional Information"
     13 Investment Restrictions; See also "Investment Objectives and Policies of the Fund"; "Investments the Fund Will Not Make; Restrictions on Investments" in Prospectus
     14 "Fund Management"
     15 "Ownership of Shares"
     16 "Centurion Counsel, Inc., Centurion Group, Inc. and
        Centurion Institutional Services, Inc."; "Custodian;
        General Counsel; Auditors"
     17 "Brokerage"
     18 See "Multiple Class Share Plan", "Investment Income" and
        "Other Information" in Prospectus
     19 "Additional Purchase and Redemption Information"; See
        "Buying Shares"; "Sales Charge"; "Redeeming Shares" and
        "Shareholder Services/Transfers" in the Prospectus
     20 "Taxes"
     21 "Centurion Counsel, Inc., Centurion Group, Inc. and
        Centurion Institutional Services, Inc."
     22 "Calculation of Performance Data"
     23 "Financial Statements"


                          PROSPECTUS

                  CENTURION T.A.A. FUND, INC.



         Centurion T.A.A. Fund, Inc. ("the Fund") is a mutual fund that continuously offers its shares for sale. The investment objectives of the Fund are long-term, high-level, total return consistent with reasonable risk by pursuing a tactical asset allocation strategy whereby the Fund's investments are allocated, based on changes in market conditions, among three asset classes -- common stocks, bonds and money market instruments. In pursuing its objectives, the Fund will invest in common stocks and corporate bonds, including options thereon and will employ certain special investment techniques such as short sales and investments in futures contracts, stock index contracts and options thereon. The Fund will not borrow funds to finance its investments (that is the Fund will not leverage its investments or invest on margin).

         There can be no assurance that the Fund will achieve its investment objectives.

         This Prospectus sets forth concisely the information about the Fund that you should know before investing. You should read it to decide if an investment in the Fund is right for you. Please keep it with your investment records for future reference. The Fund has filed a Statement of Additional Information (dated as of the date of this Prospectus) with the Securities and Exchange Commission. The
Statement of Additional Information is available free of charge from the Fund at the mailing address and telephone number below, and is incorporated by reference into this Prospectus in accordance with the Commission's rules.


         To invest, you may fill out the application that accompanies this Prospectus, or simply contact Centurion Institutional Services, Inc. or one of the broker-dealers that have sales agreements with Centurion Institutional Services, Inc. For more information or assistance in opening an account, please contact:

                CENTURION INSTITUTIONAL SERVICES, INC.
                  11545 W. Bernardo Court, Suite 100
                     San Diego, California 92127
                            (619) 673-8536


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSIONS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSIONS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    THESE SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION AND THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL OR STATE AGENCY.


    PROSPECTUS DATED April 30, 1997

   No dealer, sales representative or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus (and/or in the Statement of Additional Information referred to on the cover page of this Prospectus), and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or Centurion Institutional Services, Inc. This Prospectus does not constitute an offer or solicitation by anyone in the state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

                         SUMMARY OF CONTENTS

         This summary describes some important facts concerning an investment in the Fund. It also tells you where a more detailed discussion may be found in the text of this Prospectus or the Fund's Statement of Additional Information.

         The Fund is an open-end, diversified management investment company that only issues shares of common stock. By purchasing shares in the Fund, you and the other investors in the Fund are pooling your money to acquire a diversified portfolio of securities and other assets.

    Objective                                     Prospectus, page 1

         The investment objective of the Fund is set forth in the cover page of this Prospectus.

    Valuing Shares                                Prospectus, page 19

         Generally the value of a share of the Fund is determined each day. Such values may fluctuate from day to day as the values of the Fund's investments fluctuate.

    Dividends; Investment Income; Reinvestments   Prospectus, page 24 and 25

         The Fund intends to pay out substantially all of its net investment income on at least an annual basis and net realized capital gains, if any, prior to the end of each fiscal year (December 31). Income dividends and capital gains distributions may be reinvested.

    Buying Shares                                 Prospectus, page 20

         You can start your investment in the Fund with $500. Just fill out the application that accompanies this Prospectus or call a sales representative of Centurion Institutional Services, Inc. ("CIS") at (619) 673-8536. You can also buy shares through other broker-dealers that have sales agreements with CIS.

         Once you have made your initial investment, you can make additional investments of $25 or more at any time.

    Risk Considerations                           Prospectus, page 6,
                                                          pages 13-18
                                                           Appendix A

         Your investment in the Fund involves several risk considerations, including:

         -The Fund's small size and limited investment portfolio size.

         -The level of the Fund's expenses before waivers of expense reimbursements and fees.

         -The inexperience of the Fund's investment advisor, Centurion Counsel, Inc. ("Centurion Counsel"), in managing registered investment companies.

         -The Fund's investment policies which include unleveraged, short-term investments in put and call options, index futures and index options.

    Centurion Counsel, Inc.; and                  Prospectus, pages 29-30
    Centurion Institutional Services, Inc.        Statement of Additional
                                                  Information, page B-9

         Your investment is professionally managed. Centurion Counsel is the Fund's investment advisor (the Advisor"). The Fund pays Centurion Counsel a fee based on a percentage of its net asset value. The total fees (expressed as a percentage of average daily net assets) payable by the Fund for these services equal 1% (annualized) of the first $200-million of the Fund's average daily net assets and thereafter decline as a percentage of average daily net assets as the size of the Fund increases. The fees paid by the Fund for advisory services are higher than the advisory fees of most other mutual funds.

         CIS is the principal underwriter (the "Distributor") of the Fund's shares.

         The address and phone number of Centurion Counsel and CIS is the same as the Fund's, which are on the cover page of this Prospectus.

    Multiple Pricing System                          Prospectus, page 11
                                                 Statement of Additional
                                                 Information, page B-6

         The Fund offers four classes of shares. Class A shares, Class B shares and Class C shares are offered to the general public and each has its own sales charge structure. Each of these classes of shares has distinct advantages and disadvantages for different investors, and investors may choose the class of shares that best suits their circumstances and objectives. Each class of shares represents an interest in the same portfolio of investments of the Fund. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares. In addition, the Fund offers Class D shares to investors who qualify as an Advisor Professionals, Eligible Employees, or Eligible Account. There are no sales charges with respect to Class D shares.

         Class A Shares. These shares are offered at their net asset value per share plus a maximum initial sales charge ("front-end charge") of 4.75% of the offering price. Class A Shares are charged an annual Rule 12b-1 fee of 0.25% of its average daily net assets attributable to Class A shares.

         Class B Shares. These shares are offered at their net asset value per share and are subject to a maximum contingent deferred sales charge of up to 4% of redemption proceeds during the first year, declining each year thereafter to 0% after the fifth year. Class B shares are charged an annual Rule 12b-1 fees of 1.0% of its average daily net assets attributable to Class B shares. The Class B shares convert automatically to Class A shares eight years after the end of the calendar month in which the shareholder's purchase of the Class B Share was accepted.

         Class C Shares. These Shares are offered at their net asset value per share. No front-end charge or deferred sales charge will be charged by the Fund with respect to the Class C shares. Class C shares will be charged an annual Rule 12b-1 fees of 1.0% of its average daily net assets attributable to Class C shares.

         Class D Shares. These shares are offered at their net asset value per share only to Advisor Professionals, Eligible Employees, and Eligible Accounts, as defined under "Purchase of Shares - Class D
Shares" herein. No front-end charge or deferred sales charge will be charged by the Fund with respect to Class D shares. The Fund will not pay 12b-1 fees with respect to Class D shares.

    Sales Charge                     Prospectus, pages 6 and pages 21 and 23

         There is no front-end sales charge on the Class C or Class D shares. The Fund charges a front-end sales charge of 4.75% of the Offering Price on the Class A shares and charges a maximum contingent deferred sales charge of 4.0% on Class B shares during the first year, which amount declines each year thereafter to 0% after the fifth year.

    Sales Expenses                     Prospectus, page 6 and pages 24-26

         The Fund charges Class A shares an annual 12b-1 fees equal to 0.25% of the Fund's average daily net assets of Class A shares, 1.0% of the Fund's average daily net assets attributable to the Class B shares charges Class B share and 1.0% of the Fund's average daily net assets attributable to the Class C shares, respectively. No. Rule 12b-1 expenses are charged with respect to the Class D shares.

    Fund Brokerage           Statement of Additional Information, page B-15

         The Fund's investment adviser may consider sales of shares of the Fund and of any other funds the adviser may advise as a factor in the selection of the broker-dealers to execute the Fund's portfolio transactions. The Fund expects to use affiliates of Centurion Counsel (including CIS and PIM Financial Services, Inc.) as a broker of its portfolio securities but only if the provisions of Section 17(e) of the Investment Company Act of 1940 (and the rules thereunder) are complied with and only when, in the judgment of Centurion Counsel, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers, and the transactions effected by such firm, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of such firm, are not unfair or unreasonable to the shareholders of the Fund.

    Taxes                                             Prospectus, page 25

         The Fund intends to meet the requirements for regulated investment companies under Subchapter M of the Internal Revenue Code, and if so qualified, the Fund will not be taxed on the income or capital gains it distributes. Each shareholder must report his or her own income dividends and any capital gains distributions, whether received in cash or additional shares.

    Retirement Accounts                           Statement of Additional
                                                  Information, page B-16

         Given the Fund's objectives, an investment in the Fund may be appropriate for Individual Retirement Accounts ("IRAs"), Keogh Plans, Tax-Deferred Investment Plans and other similar plans. For information about the available IRAs or about any other of such plans, contact the Fund.

    Redeeming Shares                          Prospectus, page 26

         Shareholders of the Fund can redeem their shares at any time by mailing a request to the Fund in the care of Centurion Counsel, or by having a broker-dealer that has a sales agreement with CIS telephone or telegraph the redemption request to the Fund.

    Shareholder Services/Exchanges        Prospectus, pages 27-29

         Shareholders may make systematic investments automatically on a monthly, quarterly or semiannual basis. This type of arrangement helps the shareholder put money aside regularly. The Fund also offers a plan for redeeming your investment in regular installments. Shareholders selecting the periodic pay-out plan must reinvest any dividends and capital gains distributions. Shareholders may exchange all or a portion of their investment from the Fund for an investment in the Cash Equivalent Fund - Money Market Portfolio, a money market fund offered through CIS without incurring a sales charge.

         The following Tables are intended to assist investors in understanding the expenses applicable to each Class of the Fund's
Shares.

                           EXPENSE SYNOPSIS

                                 Class A Shares   Class B Shares   Class C Shares   Class D Shares
Shareholder Transaction
Expenses

Maximum Sales Charge
Imposed on Purchases
     (as a Percentage of
     Offering Price)             4.75%            None             None             None

Sales charge imposed on
dividend reinvestments           None             None             None             None

Deferred Sales Charge (as a
percentage of original purchase
price on redemption proceeds,
whichever is lower)              None             4% during the    None             None
                                                  first and second
                                                  year, 3% during
                                                  the third year,
                                                  2.5% during the
                                                  fourth year,
                                                  1.5% during the
                                                  fifth year, and
                                                  0% after the
                                                  fifth year(a)<F1>
Exchange Fee(b)<F2>              $7.50            $7.50            $7.50            $7.50
Annual Fund Operating
Expenses (as a percentage of
Average net Assets)

Management (Advisory) Fees       1.0%             1.0%             1.0%             1.0%

12b-1 Fees(c)                    0.25%            1.0%             1.0%             None


Other Expenses(d)                1.54%            1.54%            1.54%            1.54%


Total Fund Operating
Expenses(c)                      2.79%            3.54%            3.54%            2.54%


                                                                     Cumulative Expenses Paid for Period of:
<CAPTION
Example:                                                 1 Year          3 Years          5 Years          10 Years
An investor would pay the following expenses on
   a $1,000 investment including, for Class
   A shares, the maximum $47.50 front-end
   sales charge and for Class B, a contingent
   deferred sales charge, assuming (1) an
   operating expense ratio of 2.79% for
   Class A shares 3.54% for Class B shares,
   3.54% for Class C shares, and 2.54% for
   Class D shares; (2) a 5% annual return
   throughout the period and (3) redemption
   at the end of the period:

            Class A  . . . . . . . . . . . . . . . . . . $75             $133             $192             $353
            Class B  . . . . . . . . . . . . . . . . . . $77             $143             $205             $376*<F1>
            Class C  . . . . . . . . . . . . . . . . . . $37             $113             $190             $393
            Class D  . . . . . . . . . . . . . . . . . . $27             $ 82             $139             $295

An investor would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:

            Class A  . . . . . . . . . . . . . . . . . . $75             $133             $192             $353
            Class B  . . . . . . . . . . . . . . . . . . $37             $113             $190             $376*<F1>
            Class C  . . . . . . . . . . . . . . . . . . $37             $113             $190             $393
            Class D  . . . . . . . . . . . . . . . . . . $27             $ 82             $139             $295

<F1>    * Based on conversion to Class A shares after eight years.
        (a)   See "Purchase of Shares - Class B Shares".
        (b)   There is a $7.50 transfer agent's fee per exchange.
        (c)   Up to 0.25% for Class A and 1.0% for Class B and Class C Shares.




         The purpose of the above table is to assist the investor in understanding the various costs and expenses that investors in the Fund will bear directly or indirectly. The above example should not be considered a representation of past or future expenses of the Fund; actual expenses may be greater or less than those shown. At least through December 31, 1997, the Fund's investment advisor has agreed to waive reimbursement of its expenses by the Fund to the extent such reimbursements would result in the Fund's expenses, including the management fee (investment advisory fee), but excluding 12b-1 fees, interest expense, taxes, brokerage fees and commissions, to exceed 2.625% of the first $200-million of its average daily net assets on an annual basis. The amounts in the above example may increase if waivers of expense reimbursements and fees are reduced or eliminated. The Fund does not charge shareholders a front-end sales charge on Class B, C and D shares. However, because the Fund will pay continuing 12b-1 fees at an annualized rate of up to 1.0% of the Fund's average daily net assets attributable to Class B Shares and Class C shares placed, long-term shareholders may pay more with respect to Class B shares and Class C shares than the economic equivalent of the current maximum front-end sales charges or the maximum front-end sales charges permitted by the Conduct Rules of the National Association of Security Dealers (the "NASD").

                             FINANCIAL HIGHLIGHTS


	       				  Class D Shares             Class C Shares (b)
                                       12/09/96               Year Ended December 31 (Audited)
                                          Through
                                    12/31/96(a)1996<F1>1995<F1> 1994<F1> 1993<F1> 1992<F1>
Net Asset Value, Beginning of Period  $3.46  $3.34   $3.43    $4.55    $4.96    $5.17

   INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                  0.00 (0.01)  (0.05)   (0.18)   (0.21)   (0.03)
Net Gains or (Losses) on Securities
(Both Realized and Unrealized)         0.05   0.30   (0.04)   (0.94)   (0.20)   (0.18)

Total From Investment Operations       0.05   0.29   (0.09)   (1.12)   (0.41)   (0.21)
   LESS DISTRIBUTIONS

Dividends from Net Investment Income   0.00   0.00    0.00     0.00     0.00     0.00
Distributions from Capital Gains       0.00   0.00    0.00     0.00     0.00     0.00

Returns of Capital Total Distributions 0.00   0.00    0.00     0.00     0.00     0.00

Net Asset Value, End of Period        $3.51  $3.63   $3.34    $3.43    $4.55    $4.96

TOTAL RETURN***<F2>                    Nil   8.68%  -2.62%  -28.01%  -12.39%   -8.38%


   RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
($000 Omitted)                        1.839     $5,010 $4,370   $452     $757     $1,273
Ratio of Expenses, before waiver of
Fees and reimbursement, to average
Net Assets                            2.13%(d)   3.42%  4.82%    9.04%    6.19%    4.51%
Ratio of Expenses, after waiver of
Fees and reimbursement, to average
Net Asset                             2.13%(e)  3.42%  3.53%    6.00%    5.19%    3.51%
Ratio of Net Investment Income to
average Net Assets                    0.00%(d) -0.43%  0.17%   -4.78%   -4.50%   -0.78%
Portfolio Turnover Rate              129.20%  76.31% 57.20%  148.21%  143.11%  151.12%
Average Commission Rate Paid          $0.00      .045
Number of Shares outstanding at
End of Period (000)                   524      1,379  1,309    132      166        256

		             Class C Shares (b)
                           Year Ended December 31 (Audited)

                                           1991<F1> 1990<F1> 1989<F1> 1988  1987
Net Asset Value, Beginning of Period      $5.11    $7.37    $6.77    $6.59 $9.91

   INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                      0.04     0.11     0.19     0.08  0.11
Net Gains or (Losses) on Securities
(Both Realized and Unrealized)             0.73    (1.77)    1.07     0.32  0.48

Total From Investment Operations           0.77    (1.66)    1.26     0.40  0.59
   LESS DISTRIBUTIONS

Dividends from Net Investment Income      (0.07)   (0.17)   (0.19)  (0.22)  (0.23)
Distributions from Capital Gains          (0.64)   (0.43)   (0.47)   0.00   (3.68)

Returns of Capital Total Distributions    (0.71)   (0.60)   (0.66)  (0.22)  (3.91)

Net Asset Value, End of Period            $5.17    $5.11    $7.37    $6.77  $6.59

TOTAL RETURN***<F2>                        9.94%  -27.09%   -3.57%  -0.30%  -0.33%


   RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
($000 Omitted)                            $1,593   $1,917   $3,423  $4,869 $7,161
Ratio of Expenses, before waiver of
Fees and reimbursement, to average
Net Assets                                  4.20%    3.89%    4.12%  3.31%  2.24%
Ratio of Expenses, after waiver of
Fees and reimbursement, to average
Net Asset                                   3.18%    2.90%    3.12%  2.46%  1.96%
Ratio of Net Investment Income to
average Net Assets                          1.20%    1.72%    2.60%  1.67%  0.86%
Portfolio Turnover Rate                   161.48%   60.77%   75.53% 39.34% 104.01%
Average Commission Rate Paid
Number of Shares outstanding at
End of Period (000)                          308      375      465   719    1,087





















<F1> (a) The Offering of Class D Shares commenced on December 9, 1996.
<F2> (b) All capital shares issued and outstanding as of November 6, 1996 were reclassified as
         Class C Shares.
<F3> (c) Total return is based on the change in net asset value during the period, assumes reinvestment of all distributions and the maximum front-end sales charge of 4.5% in effect through 1994.  Commencing in 1995, the Fund charges no front-end loan but will pay 12b-1 fees of up to 1.0% of its net asset value per annum.
<F4> (d) Annualized.
<F5> (e) No fees of reimbursement were waived.

                          PERFORMANCE GRAPH

    Description Of Performance Graph

         Graph compares the average total return over a 10-year period from January 1, 1987 through December 31, 1996 for the fund and the S&P 500 index. The graph includes a table which states that the average annual total returns for the Fund over the 1-year, 5-year, and 10-year periods ending December 31, 1996 were 5.16%, (8.29%), and (2.84%), respectively. These returns include all dividends and capital gains distributions and the maximum front end sales load of 4.5% in effect prior to 1995.

Data used in the Centurion T.A.A. Fund, Inc. Performance Graph

Assumptions:

Date of investment       1/1/86
Amount of investment     $10,000
Sales Charge             4.50%

Average Annual Total Return Ended on 12/31/96
     1-year      5.16%
     5-year     -8.29%
    10-year     -2.84%


                     Total Return              $10,000 Investment
                 --------------------         --------------------
                 Centurion    S&P 500         Centurion    S&P 500
                   T.A.A.      Index            T.A.A.      Index
Year Ended          Fund                         Fund

1/86             30.780%      31.740%         $9,550       $10,000
12/86            11.320       18.680          10,631        11,868
12/87            -0.330        5.26           10,596        12,492
12/88            -0.300       16.610          10,564        14,567
12/89            -3.570       31.680          10,187        19,182
12/90           -27.090       -3.120           7,427        18,584
12/91             9.940       30.480           8,166        24,248
12/92            -8.380        7.620           7,481        26,096
12/93           -12.390       10.060           6,554        28,721
12/94           -28.010        1.320           4,719        29,100
12/95            -2.860       34.110           4,584        39,026
12/96             5.160       20.260           4,330        39,546

         Past performance is not predictive of future performance.

         The above illustration compares a $10,000 investment made in the Fund on January 1, 1987 to a $10,000 investment made in the Standard & Poor's 500 Stock Index on that date. For comparative purposes, the value of the Index on December 31, 1986 is used as the beginning value on January 1, 1987. All dividends and capital gain distributions are reinvested.

         The graph and related data concerning the Fund reflect costs after the advisor's waiver of fees and reimbursements. Unlike the Fund, the Standard & Poor's 500 Stock Index is an unmanaged total return performance benchmark consisting of a broad-based basket of 500 securities. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of this Prospectus and elsewhere herein.

                           PERFORMANCE DATA

         Advertisements and other sales literature for the Fund may refer to the Fund's "average annual total return" and "cumulative total return." All such quotations are based upon historical earnings and are not intended to indicate future performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that the investor's shares when redeemed may be worth more or less than their original cost. In addition to advertising average annual total return and cumulative total return, comparative performance information may be used from time-to-time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc., the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index and other industry publications.

         "Average annual total return" is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. In calculating average annual total return, the maximum sales charge is deducted from the hypothetical investment and all dividends and distributions are assumed to be reinvested.

         "Cumulative total return" is calculated by subtracting a hypothetical $1,000 payment to the Fund from the ending redeemable value of such payment (at the end of the relevant advertised period), dividing such difference by $1,000 and multiplying the quotient by 100. In calculating ending redeemable value, all income and capital gain distributions are assumed to be reinvested in additional Fund shares and the maximum sales load is deducted.

         For more information regarding how the Fund's average annual total return and cumulative total return is calculated, see "Calculation of Performance Data" in the Statement of Additional Information.

             MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

    Fund Performance

         For the year ended December 31, 1996, the Fund experienced a total return of 5.16%. This compared to a positive 20.3% experienced by the S&P 500 Index, which broadly reflects the performance of common stock, and a negative 3.4% return on the Merrill Lynch Investment Grade Corporate Bond Index. During the first five months of 1995 the Fund's net assets continued to decline due to the redemptions of the Fund shares. During 1996, the Fund's net assets increased from $4,370,000 to $9,694,000. The Fund's total return for 1996 increased by 7.78% from a total return of (2.62%) for 1995. During the latter part of 1996, the Advisor's assett allocation model continued to indicate an overbought signal for equities; therefore, the Fund hedged the equity position with OEX options. As the overall market increased, the losses on these options mitigated the profits on the equity positions.

         As a result of the Fund's asset base growth and certain cost saving measures instituted by management, the Fund's expense ratio was 3.54% in 1996. The Advisor did not waive any expense reimbursements in 1996. This compared to an expense ratio in 1995 4.82% before waiver by the Advisor or reimbursements for its expenses and an expense ratio of 3.53% after the Advisor's waiver of such amounts. Even though it was not required to waive any expense reimbursement in 1996, the Advisor has again agreed, for 1997, to waive its expense reimbursements and, if necessary, to reimburse the Fund, to the extent the Fund's expenses, other than 12b-1 fees, interest expense, taxes and brokerage fees and commissions exceed 2.625% of the first $200-million of the Fund's average daily net assets. There is no dollar limit to the amount of expense reimbursements which will be waived. Thus, so long as these waivers are in effect, Centurion Counsel will bear the Fund's total operating expenses to the extent they exceed 3.625% of the Fund's daily average net assets. Centurion Counsel has agreed to maintain this waiver at least through 1997. The waiver of reimbursements will be calculated and made at the same time as the advisory fee is payable.

                       MULTIPLE PRICING SYSTEM

         The Fund's Multiple Pricing System permits an investor to choose the method of purchasing shares. This is most beneficial for that investor's circumstances, including the amount to be purchased and the length of time the investor expects to hold the shares.

         Class A Shares. Class A shares are sold at net asset value plus a maximum front-end sales charge of 4.75% of the offering price. Class A shares are subject to an ongoing service fee (shareholder services fee) at an annual rate of up to 0.25 of the Fund's aggregate average daily net assets attributable to the Class A shares. See "Purchase of Shares--Class A Shares".

         Class B Shares. Class B shares are sold at net asset value and are subject to a deferred sales charge if they are redeemed within five years of purchase. Class B shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class B shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares--Class B Shares." Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Conversion Feature" below for discussion on applicability of the conversion feature to Class B shares.

         Class C Shares. Class C shares are sold at net asset value and are not subject to a front-end or a deferred sales charge. Class C shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class C shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class C shares. Class C shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares--Class C Shares."

         Class D Shares. Class D shares are sold at net asset value only to persons who qualify as an Advisor Professional, Eligible Employee, or Eligible Account, each of which is defined in "Purchase of Shares - Class D Shares". No front-end charge, deferred sales charge, service fees or distribution fees will be paid by the Fund with respect to the Class D shares. Class D shares are offered at net asset value to such persons because of anticipated economies in sales efforts and sales-related expenses.

         Conversion Feature. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which they were purchased and, a Class A share, will no longer be subject to the distribution fee. Such conversion will be on the basis of the relative net asset value per share, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B shares that have been outstanding for a period of time sufficient for the Distributor to have been substantially compensated for distribution expenses related to the Class B shares from most of the burden of the ongoing distribution fee.

         For the purpose of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid on Class B shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the distribution fee and any higher transfer agency costs with respect to Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code, as amended (the "Code"), and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversions of Class B shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B shares would occur, and such Class B shares might continue to be subject to the distribution fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's order to purchase was accepted.

         Factors for Consideration. In deciding which class of shares to purchase investors should take into consideration their investment goals, amounts of present and anticipated investments and their individual investment time horizon and temperaments. Investors should consider whether, during the anticipated life of their investment in the Fund the accumulated distribution fees and contingent deferred sales charges on Class B shares prior to conversion would be less than the initial sales charge on Class A shares purchased at the same time and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Expense Synopsis" sets forth examples of the charges applicable to each class of shares.

         Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to ongoing distribution fees and, for a five year period, being subject to a contingent deferred sales charge. Ongoing distribution fees on Class B shares and Class C shares will be offset to the extent of the additional funds originally invested (resulting from the non-payment of an initial sales charge) and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A or Class B shares, rather than Class C shares.

         Class A shares may be appropriate for investors who prefer to pay the sales charge up front, wish to maximize their current income from the start, prefer not to pay redemption charges and/or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and have a shorter-term investment horizon.

         Under most circumstances, investments originally made in Class C shares will tend to have a slightly higher value upon liquidation than investments originally made in either Class A or Class B shares, if liquidated within the first six (6) years after the date of the original investment due to the front-end sales charge on Class A shares and the contingent deferred sales charges on Class B shares. Under most circumstances investments origninally made in Class A shares will tend to have a slightly higher value upon liquidation than investments originally made in Class C shares, if held for and liquidated, after approximately seven (7) years after the date of original investment because of higher
Rule 12b-1 expenses charged to Class C shares. This would also tend to be true for investments originally made in Class B shares which are liquidated after eight years when they convert to Class A shares. However, this will not be true in all cases and in the event the Fund experiences inconsistently negative widely fluctuating total returns, may differ.

         The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares from the proceeds of the ongoing distribution fee and any contingent deferred sales charge incurred upon redemption within five years of purchase. In the case of Class C shares, such distribution expenses will be reimbursed from the proceeds of the ongoing distribution fee. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A, Class B or Class C shares. Investors should understand that the purpose and function of the contingent deferred sales charge and ongoing distribution fee with respect to Class B shares and the ongoing distribution fee with respect to Class C shares are the same as those of the initial sales charge with respect to Class A shares. See "Distribution Plans". Class D shares will be more beneficial to the investor who qualifies for the purchase thereof.

         General. Dividends paid by the Fund with respect to Class A, Class B, Class C and Class D shares will be calculated in the same manner at the same time on the same day, except that theon going service fees, distribution fees and/or any incremental transfer agency costs relating to Class A, Class B or Class C shares will be borne by the respective class. Shares of the Fund may be exchanged, subject to certain limitations, for shares of the same class or other mutual funds advised by the Adviser. See "Shareholder Services/Transfers - Exchange Privilege."

         The Directors of the Fund have determined that currently no conflict of interest exists between the classes of shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the Investment Company Act of 1940 (the "1940 Act") and state laws, will seek to ensure that no such conflict arises.


            INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

         The Fund provides investors with a professionally managed, diversified portfolio, which its investment adviser believes offer the potential to earn over the long-term a high level of total investment return (that is, both capital appreciation and current income) consistent with the assumption of reasonable risk, by pursuing a tactical asset strategy whereby the Fund's investments are allocated, based on changes in market conditions, among three asset classes -- common stocks, bonds and money market instruments.

         The Fund also employs certain non-traditional investment techniques, including engaging in transactions in futures contracts, options on futures contracts, and short sales. Each of these investment techniques is described under "Special Investment Techniques" below. For the purposes of the Fund's TAA strategy, transactions in options and futures contracts will be considered of the same asset class as the security underlying such rights. Thus, put or call options for common stocks would be considered in the common stock asset class, interest rate futures would be considered in the bond asset class, and futures contracts on stock market indexes would be considered in the common stock class.

         Only the holders of a "majority" of the outstanding shares of the Fund (as defined in the Investment Company Act of 1940) can change its investment objectives. Policies not designated as "fundamental" may be changed by the board of directors of the Fund if, in the board's discretion, it believes it is in the best interests of the Fund to do so.

    Investments The Fund Will Make

              Common Stock Investments. Under its TAA strategy, the Fund, from time to time has substantial amounts of its assets invested in common stocks. The Fund invests in common stocks which are individually selected after considering a number of factors, including price earning ratios, historical stock price movements and perceived under valuation or over valuation. The goal is not necessarily to achieve a portfolio of publicly traded common stocks which is representative of any index or industry wide sampling. Thus, the Fund does not seek to make representative or pro rata investments in the stocks of any single index such as the S&P index on a capitalized weighted basis or otherwise. However, the Fund may make such representative investments in individual industry components. For instance, where specific industries are judged to be undervalued in general in relation to other industries or segments.

         Mortgage-Related Securities. The Fund may from time to time have substantial amounts of its assets invested in mortgage-related securities including, but not limited to, obligations issued or guaranteed by Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly-owned corporate instrumentality of the United States whose securities and guarantees are backed by the full faith and credit of the United States. The securities and the guarantees of FNMA and the FHLMC are not backed, directly or indirectly, by the full faith and credit of the United States. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance the operations of either FNMA or FHLMC or to assist either in any other manner. See Appendix A for a description of mortgage-backed securities.

              Money Market Instrument Investments. From time to time the Fund has substantial amounts of its assets invested in money market instruments. In general, these investments are in one or a combination of two or the following that have remaining maturities not exceeding one year: (i) obligations issued and guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1-billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation; (iii) commercial paper rated at the date of purchase "P-1" by Moody's Investors Services, Inc. ("Moody's") or an "A-1" or "A-1+" by S&P; (iv) certain repurchase agreements; and (v) high-quality municipal obligations, the income from which may or may not be exempt from federal income taxes. The Fund may also invest in short-term U.S. dollar-dominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10-billion, or the equivalent in other currencies, in total assets;
(ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; and (iii) have branches or agencies in the
United States. The value of the money market instruments in which the Fund may invest will vary adversely with changes in market interest rates.

              Investments in Debt Securities. From time to time the Fund has substantial amounts of its assets invested in debt securities issued by governments and/or private entitles such as corporations and trusts. The Fund may from time to time invest a substantial portion of its assets in debt securities of less than investment grade; provided the Fund must invest less than 35% of its net assets in junk bonds. Junk bonds are bonds not rated in one of the four highest rating categories by a NRSRO. Thus Junk bonds would include bonds rated lower than BBB by Standard
& Poors Corporation (the "S&P"), or rated Baa or lower by Moody's
Investors Service, Inc. ("Moody's"). Investments in Junk bonds would generally expose the Fund to greater risks of loss by reason of default on these bonds. Although having greater risk, junk bonds or lower rated debt securities generally sell at substantially greater yields than investment quality debt securities and generally offer greater potential returns. See Appendix A for a description of the kinds of debt securities in which the Fund may invest.

         Securities of Foreign Issuers. The Fund may invest in securities of foreign issuers, including securities issued or guaranteed by foreign corporations and governments. Investing in securities of foreign issuers involves considerations and risks not typically associated with investing in securities issued by domestic issuers.
The values of such foreign investments are affected by changes in currency rates and exchange control regulations, the application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (both in the United States and abroad) and changed circumstances in relationships between nations. Foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than those in the United States. Costs incurred in connection with conversions between the currencies of different nations can be significant. Investments in securities of foreign issuers could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations. Also the foreign brokerage commissions are generally higher than in the United States and trades could be subject to extended settlement periods.

         Options. The Fund may from time to time invest up to 50% of its assets in investments in options contracts. The Fund will continue to purchase and sell call and put options in its efforts to enhance performance and/or to hedge the Fund's risk exposure. The Fund will invest in options at such time and from time to time, as Centurion Counsel determines to be appropriate and consistent with the investment
objective of the Fund.   In addition to purchasing such options written
by others, the Fund may also write (sell) covered call and secured put options with respect to certain of its portfolio securities. A covered call option means that the Fund owns the underlying securities on which the option is written. By writing a call option the Fund may become obligated during the term of the option to deliver the securities underling the option at the exercise price if the option is exercised.
A secured put option means that the Fund has and maintains on deposit with its custodian bank cash or U.S. Government securities having a value equal to the exercise value of the option. By writing a put option, the Fund may become obligated during the term of the option to purchase the securities underlying the option at the exercise price. Options written by the Fund will be conducted on recognized securities exchanges. See Appendix A to this Prospectus.

         Options contracts are considered derivative securities ("Derivatives"). In general, a Derivative is a security whose value is linked to or derived from an underlying security or index. The Fund may make such investments either for hedging purposes or non-hedging purposes. A hedge, for example, would be where the Fund sells a stock index future for protection against a future decline in the stock market so if the market drops, the value of the futures position would rise, thereby offsetting the decline in value of the Fund's stock holdings.
A non-hedge investment would be where the Fund purchased a stock index future in order to profit by reason of an increase in the market. In such event, if the market declined, the Fund would realize a loss from the stock index future and incur a decline in value of its stock holdings. Investments in Derivatives for non-hedging purposes can subject the Fund to substantial risks, including, but not limited to, imperfect correlation between the change in market value of the underlying stocks or bonds held by the Fund and the prices of futures, contracts and options, and possible lack of a liquid secondary market for the Derivative security resulting in the Fund's inability to close a position in a Derivative security prior to its maturity or expiration date. The Fund will attempt to diminish the risk of imperfect market correlation by investing in contracts whose price fluctuations are expected to resemble those of the Fund's underlying securities. Risks of illiquidity of Derivative investments will be minimized by entering into transactions on national exchanges with an active and liquid secondary market. Also, risks in the Fund's acquisition of Derivative investments will not include the risk of leverage inasmuch as the Fund may not and will not purchase Derivative investments on credit or with borrowed funds.

              Futures Contracts on Indexes and Options Thereupon and other Special Investment Techniques. In pursuing its investment objective, the Fund utilizes investment techniques index futures contracts, options thereupon, and short sales each of which is described in Appendix A to this Prospectus.

         These reinvestment techniques are highly technical, highly specialized, and involve risks not traditionally associated with investment companies. In using techniques, the Fund would generally incur a loss if the price of the underlying security or index increases between the date the Fund takes a position (e.g., the date of the writing or the purchase of the put or call option, the sale of the futures contract or the short sale) and the date on which the Fund terminates the position (e.g., closes the futures contract or option contract position or replaces the borrowed security in the case of a short sale). The Fund would generally realize a gain if the underlying security or index declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain or loss on an investment technique may be affected by any premium or amounts in lieu of dividends or interest the Fund pays or receives as the result of the transaction.

         Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of options, futures contracts, and options on futures contracts including: (1) adverse changes in the value of such instruments; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain positions to avoid adverse tax consequences.

         Consistent with the Fund's Investment Objective, the Fund may lend some of its securities to brokers and other financial institutions and earn interest on them, provided they are 100% secured. See Appendix A for a description of Futures Contracts on indexes and options thereupon.


    How The Fund's General Tactical Asset Allocation Strategy Is
Implemented.

         Under its tactical asset allocation strategy (the "TAA strategy"), the Fund allocates its investments based on changes in market conditions among three asset classes - common stock, bonds, and money market instruments. The premise underlying its TAA strategy is that, from time to time, certain asset classes offer more attractive long-term investments than others and thus, timely shifts among these classes, common stocks, bonds and money market instruments, can produce superior long-term investment returns. The determination as to when to shift between classes will be based on perceived relative over-evaluation or under-evaluation of each asset class in comparison with the other classes. TAA strategies are often contrarian in nature. Typically, the expected return on common stock investments is based on the relationship between the current level of the stock market index and justified price or intrinsic value based on projections of dividends or earnings for its component stocks. Variations in valuations based on projected dividends and earnings are usually smaller than corresponding variations in stock prices. Accordingly, expected returns tend to fall when prices rise and values change little, if at all, leading to a tactical asset allocation decrease in common stock holdings. Expected returns rise when prices fall and values fall less, leading the Fund to increase in its common stock holdings. With its TAA strategy, the Fund intends to take into account changes in expected returns, risks and correlations so that its investment portfolio can be concentrated in the appropriate asset class.

         Centurion Counsel, consistent with the investment parameters and restrictions, selects Fund investments in each of the asset classes. Centurion Counsel has developed computer program models and related systems pertaining to the tactical allocation of assets among the three investment asset classes. Centurion Counsel, however, has not previously served as an investment advisor to a registered investment company. The computer model analyzes extensive financial data from numerous public and private sources, and, based on such data, recommends percentage allocations among the three asset classes. Centurion Counsel developed its computer model over more than a decade based on its experience in managing individual, small business and institutional investment portfolios.

         The principal financial data used in connection with the computer model currently are: (i) Consensus estimates of the earnings, dividends, free cash flow and payout ratios on a broad cross-section of common stocks as reported by independent financial reporting services that survey over 1,000 Wall Street analysts; (ii) the estimated current yield to maturity on long-term corporate bonds rated "AA" by Standard & Poors Corporation ("S&P"); (iii) the present yield on money market instruments; (iv) historical standards deviation and investment return for each class of assets; (v) historical standard statistical correlation of investment return among the various asset classes; and
(vi) technical factors in the market including overbought and oversold conditions, market momentum and market volume.

         Centurion Counsel compares the Fund's investments to the computer model's recommended asset allocation. Subject to certain trading policies employed by Centurion Counsel, the Fund will generally base its allocations among the asset classes on the model's recommendations, but may not always do so. Centurion Counsel, however, independently evaluates each recommended allocation and may, under certain circumstances, vary the allocation from that recommended by the model. For example, Centurion Counsel may determine not to follow the model if to do so would result in the Fund's ceasing to be qualified as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), if it believes that the Fund would incur unreasonable transaction costs in reallocating among the asset classes in a highly erratic market environment, or if necessary, to satisfy liquidity requirements. Any recommended allocation will be implemented in accordance with trading policies designed to take advantage of market opportunities and to reduce transaction costs. Recommended reallocations may be implemented promptly upon receipt of recommendations or may not be acted upon for as long as two to three months thereafter, depending on the factors such as the percentage change from previous recommendations and the consistency of recommended reallocations over a period of time.

         The Fund generally invests the net proceeds from the sale of Fund shares and liquidates existing Fund investments to meet net redemption requirements in a manner that best allows the Fund to follow the asset allocation then-implemented by the Fund's investment advisor. The foregoing notwithstanding, the Fund will endeavor to maintain at least that portion of its assets and money market instruments reasonably considered necessary to meet redemption requirements. There is no requirement that the Fund maintain positions in any particular asset class or classes.

    Short-Term Trading

         The Fund purchases securities both for investment and for short-term profits. If the Fund feels it is wise to sell a position in a security, it will not hesitate even if it has had the security just a short time. Turnover of the Fund's assets will affect brokerage costs and may affect the taxes you pay. The Fund calculates its portfolio turnover as the ratio of the lesser of annual purchases or sales of portfolio securities to average monthly portfolio value (not including short-term securities, if any). If the Fund had a 100% turnover rate, it would mean that the Fund replaced all of its portfolio securities within a year. During its year ended, December 31, 1996, under the Fund's previous investment objectives and policies, the Fund's turnover rate was 129.0%. Under its current TAA strategy, the Fund expects the Fund's turnover rate to increase to not more than 300%. However, there is no assurance that a higher turnover rate might not be experienced.
As a result of the portfolio turnover rate the Fund will generally incur greater brokerage commissions which could also affect federal and state income taxes. Shorter term investment strategies will also increase the likelihood that the Fund will incur short-term capital gains and losses.

    Guarantees

         The Fund makes no guarantees because any investment involves risks. In addition, although it will attempt to spread the overall risk of its investments by investing in companies in a number of different industries, such strategy will not eliminate the risk. The Fund cannot predict stock price changes from day to day, and it cannot guarantee against losses or that it will meet its investment objectives.

                 INVESTMENTS THE FUND WILL NOT MAKE;
                     RESTRICTIONS ON INVESTMENTS

         The Fund has adopted certain investment restrictions set forth in their entirety in theStatement of Additional Information, which restrictions, together with the fundamental investment objectives and policies of the Fund, cannot be changed without approval by holders of a majority of the Fund's outstanding voting shares, as explained in the Statement of Additional Information. These restrictions include, but are not limited to, the following items:

         Not more than 5% of the Fund's net assets will, at any time, be subject to repurchase agreements which mature in more than seven days or invested in other illiquid securities.

         The Fund will not invest 35% or more of its net assets in debt obligations which are not rated in one of the four highest debt rating categories by a nationally recognized statistical rating organization.

         The Fund may not invest more than 5% of its net assets in illiquid investments. For the purposes of this restriction, "Illiquid investments" are Restricted Securities or securities which cannot be disposed of within seven (7) days in the normal course of the Fund's business at approximately the amount at which the Fund has valued such securities.

         The Fund may not invest more than 50% of its net assets in index futures contracts and/or options thereupon.

         The Fund may not invest more than 50% of its net assets in options, including put options and/or call options to purchase or sell on equity securities.

         The Fund will not (i) invest in exploration or development programs such as oil or gas programs, or (ii) buy or sell foreign exchange.

         If a percentage limitation described above is adhered to at the time of the investment by the Fund, a later increase or decrease in the percentage resulting from any change in the value of the Fund's net assets will not constitute a violation of the restriction.


                            VALUING SHARES

         Shares are offered at the next determined net asset value per share, plus a front-end or contingent deferred sales charge depending on the class of shares chosen by the investor, as shown in the tables herein. The net asset value per share for each class of shares is determined by dividing the value of the Fund's securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Net asset value per share is determined once daily, Monday through Friday, as of 1:00 p.m., Pacific Standard Time (the close of primary trading on the New York Stock Exchange), except on (i) days on which changes in the value of the Fund's portfolio securities will not materially affect the current net asset value of the Fund's shares, (ii) days during which no shares of the Fund are tendered for redemption and no order to purchase or sell shares of the Fund is received by the Fund or (iii) customary national business holidays on which the New York Stock Exchange is closed for trading (as of the date of this Prospectus, New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). The Fund will value its portfolio securities and other assets as follows:

         The Fund will value stocks, convertible debentures and bonds, warrants and options traded on major exchanges each day at their last quoted sales price on their primary exchange as of the close of the New York Stock Exchange. If a particular security has not been traded on a certain day, the Fund takes the average price between the last offer to buy and the last offer to sell. The Fund will value short-term securities maturing more than 60 days from the valuation date at the readily available market price or, if unavailable, an approximate market value based on current interest rates. The board of directors of the Fund has determined that the determination of value using this method will result in a fair value of the security is an appropriate means of valuing such securities. The Fund will value short-term securities maturing in 60 days or less but which originally had maturities of more than 60 days at the acquisition date on an amortized cost basis using the market value on the 61st day before maturity, and the Fund will value short-term securities maturing in 60 days or less at the acquisition date at amortized cost unless the board of directors of the Fund determines that, under the circumstances, the amortized cost method does not represent fair value. (Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or systematically reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.) The Fund will value any foreign securities in its portfolio which are traded on major exchanges at their last quoted sales price (or, if it has not been traded on a certain day, the average between the last offer to buy and the last offer to sell) on their primary exchange as of the close of the New York Stock Exchange. The Fund will value any foreign securities which are not listed on a major exchange but have readily available market quotations at the average between the last bid and asked price at the time of the close of the New York Stock Exchange. Any foreign securities held by the Fund will be valued in United States dollars. The Fund will value securities for which market quotations or pricing service valuations are not readily available at fair value as determined in good faith by the Fund's Board of Directors. In valuing such securities, the Fund's directors are responsible for selecting methods that they believe represent the fair value. The Fund will take into consideration yield, quality, coupon, maturity, type of issue, trading characteristics and other market data in determining valuations for such securities.


                            BUYING SHARES

    General

         The Fund offers Class A, Class B and Class C shares to the general public and Class D shares only to Advisor Professionals, Eligible Employees and Eligible Accounts, as defined. Class A shares are sold with a front-end sales charge; Class B shares are sold without a front-end sales charge and are subject to a contingent deferred sales charge upon certain redemptions. Class C and Class D shares are sold without either a front-end sales charge or a deferred sales charge. Generally, the net asset values per share of Class A, Class B, Class C and Class D shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of Class A, Class B, Class C and Class D shares may differ from one another, reflecting the daily expense accruals of the service fees payable with respect to Class A, Class B and Class C shares and the distribution fees applicable with respect to the Class B and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value plus applicable Class A front-end sales charges after an order is received by a dealer provided such order is transmitted to the Distributor prior to 4:00 P.M. Eastern Standard Time on such day.
Orders received by dealers after the close of the Exchange are priced based on the next close provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit orders received by them to the Distributor so they will be received prior to such time.

         You can start your investment in the Fund with a $500 investment. You can make additional investments at any time of $25 or more. The Fund may waive the foregoing minimums for sales to a group of investors with a single agent, such as a corporation acting on behalf of participating employees, for sales involving spousal IRAs and for shares being purchased through the Fund's periodic payment plan. For your initial investment you can complete the Application delivered with this Prospectus yourself and mail it to CIS, at the address on the cover page of this Prospectus, along with a check in the amount of your investment, or, if you desire, you can contact CIS who will see that the investment is made for you. You can make additional investments by sending a check in the amount of your investment along with a letter identifying your account number (or one of the payment stubs provided to shareholders) to CIS, or you can make additional investments by telephoning CIS. When purchasing shares, you must specify whether your purchase is for Class A, Class B, Class C or Class D shares. Orders to purchase Class D shares must be accompanied by verification of eligibility for purchase satisfactory to CIS. In addition to buying shares through CIS, you can also invest in the Fund through certain other broker-dealers which are members of the National Association of Securities Dealers, Inc. and which have sales agreements with CIS. Once you have decided to invest in the Fund, and your purchase order is accepted, the Fund will then compute the number of shares you will receive by dividing the offering price of one share into your investment. The Fund will use the offering price at the close of business on the day the Fund accepts your order.
The Fund's close of business is the closing time of the New York Stock Exchange on that day. The Fund reserves the right to reject any purchase order. The Fund will accept or reject your purchase order on the day your purchase order, containing all required information, is received by the Fund. The offering price of one share of the Fund is the net asset value of such share rounded to the nearest whole cent. The net asset value is the total value of all the Fund's assets minus any outstanding liabilities. The net assets are divided by the number of shares of the Fund outstanding before any shareholder transactions, such as purchases or redemptions, for that day, to determine the net asset value per share of the Fund.

         Each class of shares represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class B shares bear the expenses of the deferred sales arrangement and any expenses (including the distribution fee and any incremental transfer agency costs) resulting from such sales arrangement, (ii) each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan pursuant to which its distribution fee and/or service free is paid which relate to a specific class, and (iii) Class B shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available. See "Distribution Plans" and "Shareholder Services/Transfers - Exchange Privilege." The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the distribution fee and incremental expenses associated with such distribution fee. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A, Class B or Class C shares.

    Class A Shares

         The public offering price of Class A shares is the next determined net asset value plus a sales charge, as set forth below.


                     Front End Sales Charge Table

              As % of Net      As % of         Reallowed to dealers
             Amount Invested   Offering Price  (as a % of Offering Price)

             4.99%             4.75%           4.00%



         In addition to the reallowances from the applicable public offering price described above, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to dealers that sell shares of the Fund. The distributor may pay dealers through whom purchases are made an amount equal to 0.40% of the amount invested. Dealers which are reallowed ninety percent (90%) or more of the sales charges may be deemed to be underwriters for purposes of the Securities Act of 1933.

         The Distributor may also pay broker-dealers, registered investment advisors, financial institutions (which may include banks) and other financial industry professionals that provide services to facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of the reallowance allowable to dealers described herein. Such financial institutions, other industry professionals and dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were further prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

    Class B Shares

         Class B shares are offered at the next determined net asset value. Class B shares which are redeemed within five years of purchase are subject to a contingent deferred sales charge at the rates set forth in the following table charged as a percentage of the dollar amount subject thereto. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. No sales charge is imposed on increases in net asset value above the initial purchase price or on Class B shares derived from reinvestment of dividends on capital gains distributions, other than Rule 12b-1 fees.

         The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.

                Contingent Deferred Sales Charge Table

                                 Contingent Deferred Sales Charge
                                               as a Percentage of
    Year Since Purchase           Dollar Amount Subject to Charge

    First. . . . . . . . . . . . . . . . . . . . . . . . . . . 4%
    Second . . . . . . . . . . . . . . . . . . . . . . . . . . 4%
    Third. . . . . . . . . . . . . . . . . . . . . . . . . . . 3%
    Fourth . . . . . . . . . . . . . . . . . . . . . . . . . 2.5%
    Fifth. . . . . . . . . . . . . . . . . . . . . . . . . . 1.5%
    Sixth. . . . . . . . . . . . . . . . . . . . . . . . . . None


         In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation is determined in the manner that results in the lowest possible rate being charged. Therefore, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, second, of shares held for over five years or shares acquired pursuant to reinvestment of dividends or distributions and third, of shares held longest during the five-year period.

         To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon divided reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a deferred sales charge at a rate of 4% (the applicable rate in the second year after purchase).

         The contingent deferred sales charge is waived on redemptions of Class B shares (i) following the death or disability (as defined in the Code) of a shareholder, (ii) in connection with certain distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares".

         A commission or transaction fee of 4% of the purchase amount will be paid by the Distributer to broker-dealers and other Service Organizations at the time of purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives in the form of cash or other compensation, to Service Organizations that sell Class B shares of the Fund.

    Class C Shares

         Class C shares are offered at the next determined net asset value. Other than Rule 12b-1 fees, no front-end, deferred, or other sales charge is charged with respect to Class C shares.

    Class D Shares

         The Class D shares are sold at net asset value only to persons who are Advisor Professionals or Eligible Employees. No front-end, deferred, other sales charge or Rule 12b-1 fees will be charged by the Fund with respect to the Class D shares. The Advisor Professionals will include investment advisors, trust companies and bank trust departments exercising discretionary investment authority with respect to the money to be invested in the Fund. Eligible Employees include (a) current or retired directors of the Funds, current or retired employees of Centurion Counsel and any of its affiliated companies, spouses, minor children and grandchildren of the above persons, and parents of employees and parents of spouses of employees of Centurion Counsel and any of its affiliated companies; (b)employees and registered representatives of Service Organizations with selling group agreements with the Distributor, employees of financial institutions that have arrangements with Service Organizations having selling group agreements with the Distributor, and spouses and minor children of such persons and (c) any trust, pension, profit sharing or other benefit plan for such persons. Class D Shares are also offered at net asset value to Eligible Accounts. Eligible Accounts are accounts opened for shareholders by dealers where the amounts invested represent the redemption proceeds from investment companies distributed by an entity other than the Distributor if such redemption has occurred no more than 15 days prior to the purchase of shares of the Fund and the shareholder paid an initial sales charge and was not subject to a deferred sales charge on the redeemed account.

                          DISTRIBUTION PLANS

         Rule 12b-1 adopted by the SEC under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares ("distribution expenses") and servicing its shareholders in accordance with a plan adopted by the investment company's board of directors and approved by its shareholders. Pursuant to such Rule, the Directors of the Fund, and the shareholders of each class have adopted the Distribution Plan for their class of shares, hereinafter referred to, respectively, as the "Class A Plan", the "Class B Plan" and the "Class C Plan". No Rule 12b-1 Distribution Plan has been adopted with respect to the Class D shares. The Class C Plan was adopted by the Class C shareholders on December 20, 1994. Each of the Class A Plan and the Class B Plan was adopted by the Advisor, as the initial holder of the Class A shares and Class B shares, respectively, on the date of this Prospectus pursuant to a shareholder meeting duly held on such date.

         Each Distribution Plan is in compliance with NASD Conduct Rules (formerly the rules of fair practice). The NASD Rules limit the annual distribution costs and service fees that a mutual fund may impose on a class of shares. The NASD Rules limit the annual distribution costs and service fees that a mutual fund may impose on a class of shares. The NASD Rules also limit the aggregate amount which the Fund may pay for such distribution costs. Under the Class A Plan, the Fund pays a shareholder service fee (service fee) to the Distributor at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares. Such payments to the Distributor under the Class A Plan are based on an annual percentage of the value of Class A shares held in shareholder accounts for which the Distributor and other Service Organizations are responsible at the rate of 0.25% annually with respect to such Class A shares. Under the Class B Plan and the Class C Plan, the Fund pays a service fee to the Distributor at an annual rate of up to 0.25% and a distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B or Class C shares. These fees compensate the Distributor for service fees paid by it to Service Organizations and for its distribution costs and service costs.

         The Distributor uses the Class A, Class B and Class C service fees to compensate Service Organizations for personal service and/or the maintenance of shareholder accounts of the respective share classes. Under the Class B Plan, the Distributor receives additional payments from the Fund in the form of a distribution fee at the annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B shares as reimbursement for (i) up-front commissions and transaction fees of up to 4% of the purchase price for Class B shares purchased by the clients of broker-dealers and other Service Organizations and (ii) other distribution expenses such as advertising and promotional costs. Under the Class C Plan, the Distributor receives additional payments from the Fund in the form of a distribution fee at the annual rate of up to 0.75% of the net assets of the Class C shares as reimbursement for other distribution expenses as described above.

         In adopting each of the Class A Plan, Class B Plan and Class C Plan, the Directors of the Fund determined that there was a reasonable likelihood that such Plans would benefit the Fund and its shareholders. Information with respect to distribution and service revenues and expenses is presented to the Directors each year for their consideration in connection with their deliberations as to the continuance of each of these Distribution Plans. In their review of the Distribution Plans, the Directors are asked to take into consideration expenses incurred in connection with the distribution and servicing of each class of shares separately. The sales charge and distribution fee, if any, of a particular class will not be used to subsidize the sale of shares of the other classes.

         Service expenses accrued by the Distributor in one fiscal year may not be paid from the Class A service fees received from the Fund in subsequent fiscal years. Thus, if the Class A Plan were terminated or not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor.

         The respective higher Rule 12b-1 fees attributable to Class B and Class C shares are designed to permit an investor to purchase such shares without the assessment of a front-end sales load and at the same time permit the Distributor to compensate the Distributor and other Service Organizations with respect to such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution fee in the case of Class B shares and the distribution fee in the case of Class C shares are the same as those of the initial sales charge with respect to the Class A shares in that in each case such charges provide for the financing of the distribution of the Fund's shares.


                          INVESTMENT INCOME

    Dividends and Interest

         Once a year the Fund distributes substantially all its investment income, if any, minus its operating expenses. Such distributions will be payable to shareholders who owned the shares on the date of record. Investment income includes dividends on stocks and interest on bonds or other securities the Fund holds. Although dividends and interest on some of the Fund's investments may be fairly regular, the Fund cannot guarantee any investment income.

    Capital Gains

         A capital gain is made by selling a security or other capital asset for more than its cost. Because capital gains are realized only when an asset is sold, these gains are quite unpredictable. Before the end of December 31 of each year, the Fund intends to distribute at least 98% of its net capital gains, if any, for the twelve-month period ending October 31 of the calendar year.


                            REINVESTMENTS

         Your income dividends and capital gains distributions will be reinvested in additional shares unless you instruct the Fund to do otherwise. This allows you to accumulate additional shares of the Fund without paying a front-end or deferred sales charge. The price you pay is the net asset value of such Fund's shares, and the dividends and capital gains distributions are reinvested on the first business day following the dividend record date.

         If you prefer to take your income distributions and capital gains in cash, you have two other options: You can accept any income dividends in cash and any capital gains in additional shares at the net asset value of the Fund's shares, or you can accept any income dividends and capital gains in cash. Cash distributions will be paid seven to fourteen days following the dividend record date. Dividend checks which are returned to the Fund marked "unable to forward" by the postal service will be placed in the Cash Equivalent Fund until further instructions from the shareholders.

         Indicate your option on the Application delivered with this Prospectus. You can cancel or change your authorization any time if you notify the Fund in writing. Any change in your option is effective when it reaches the Fund in care of Centurion Group, Inc. Only dividends and distributions declared after your changed authorization has arrived can be reinvested. A confirmation of the reinvestment will be mailed to you.


                                TAXES

         Since its inception the Fund has met, and the Fund intends to continue to meet, the requirements for regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended
(the "Code"), and, if it meets these requirements, the Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

         Distributions by the Fund are generally taxable to the shareholders, whether received in cash or additional shares of the Fund. Dividends paid from the Fund's net investment income, including net short-term capital gains, will be taxable to its shareholders as ordinary income. Dividends paid from the net capital gains of the Fund and designated as capital gain dividends will be taxable to shareholders as long-term capital dividends, regardless of the length of time for which they have held their shares in the Fund. For individuals in 1995, long-term capital gains are subject to a maximum tax rate of 28% while ordinary income is subject to a maximum effective rate in excess of 39.6% (resulting from a combination of a nominal 39.6% rate, a phase-out of personal exemptions for individuals filing single returns with adjusted gross income in excess of $111,800 and for married couples filing joint returns with adjusted gross income in excess of $167,700, and a partial disallowance of itemized deductions for individuals with adjusted gross income in excess of $111,800).

         If shares of the Fund are sold or otherwise disposed of more than twelve months from the date of acquisition, the shareholder will realize a long-term capital gain or loss equal to the difference between the purchase price and the sale price of the shares disposed of, if, as is usually the case, the shares are a capital asset in the hands of the shareholder. In addition, pursuant to a special provision in the Code, if the Fund's shares with respect to which a long-term capital gain distribution has been made are held for six months or less, any loss on the sale or other disposition of such shares will be a long-term capital loss to the extent of such long-term capital gain distribution.

         Shareholders will be notified annually as to the Federal income tax status of dividends and distributions. Distributions and redemption payments will also be reported to the Internal Revenue Service. Payors of interest and dividends must generally withhold 31% of taxable interest, dividends and certain other payments, including redemption payments, if the shareholder fails to furnish and certify his correct taxpayer identification number (for most individuals, their Social Security number) or as a result of certain other events specified in
Section 3406 of the Code. Payees that are exempt from this "back up withholding" are generally not individuals, but are corporate, trust or governmental entities. In order to avoid withholding, a shareholder of the Fund must provide and certify to the Fund that his taxpayer identification number is correct and that he is not subject to back up withholding. The new account application included with this Prospectus provides for shareholder compliance with these certification requirements.

         The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. Further, in those states that have income tax laws, the tax treatment of the Fund and of shareholders in respect to distributions by the Fund may differ from Federal tax treatment. For a more detailed discussion of the federal income tax consequences of investing in shares of the Fund, see "Taxes" in the Statement of Additional Information. Prospective investors are advised to consult with their tax advisers concerning the application of state and local taxes to distributions by and investments in the Fund which may differ from the Federal income tax consequences described above.


                           REDEEMING SHARES

         As a shareholder in the Fund, you have a right to redeem your shares any time. The Fund will redeem your shares at their net asset value, as of the time net asset value is next determined after receipt of your redemption request by the Fund in care of Centurion Group, Inc. See "Valuing Shares." The value of the redeemed shares may be more or less than what you invested. IF SHARES OF THE FUND ARE REDEEMED IMMEDIATELY AFTER THEY HAVE BEEN PURCHASED BY NON-GUARANTEED FUNDS (SUCH AS A PERSONAL CHECK), THE FUND WILL DELAY MAILING THE REDEMPTION CHECK UNTIL THE FUND HAS VERIFIED YOUR CHECK HAS CLEARED, WHICH MAY TAKE UP TO 15 DAYS FROM THE DATE OF PURCHASE. If the value of shares of the Fund in your account falls below $500 because of a redemption and not because of a decrease in market value, the Fund reserves the right to redeem its shares in your account on 60 days' written notice to you and pay the proceeds to you, unless you make additional investments to bring the account value above $500 within 30 days of the written notice.
Therefore, shareholders who invest only $500 (the minimum investment), and who redeem any amount in excess of any market appreciation, may have the remaining shares redeemed by the Fund.

         As described herein under "Purchase of Shares", redemptions of Class B shares are subject to a contingent deferred sales charge. The contingent deferred sales charge incurred upon redemption is paid to the Distributor in reimbursement for its distribution-related expenses. See "Purchase of Shares". A custodian of a retirement plan account may charge fees based on the custodian's independent fee schedule.

         You may redeem your shares in writing. A written redemption request must include a specific request to redeem part or all of your shares. Any written request must be signed by each registered owner.
All signatures on the redemption request must be guaranteed by one of the following: a bank or trust company; a broker-dealer; or credit union, a national securities exchange, registered securities association or clearing agency, a savings and loan association or a federal savings bank. Occasionally the Fund, or Centurion Group, Inc. as its agent, may ask for additional proof of identification and authority to redeem. Such a request is more likely to happen if the shareholder is a corporate, partnership or fiduciary account or if redemption is requested by someone who is not the registered owner. If you have a certificate for shares you want to redeem, it must accompany your redemption request.

         The Fund will accept redemption requests in writing or facsimile from broker-dealers which have sales agreements with CIS for the Fund's shares. The Fund will employ reasonable procedures to confirm that instructions communicated to the Fund by telephone with respect to redemptions are genuine; if the Fund fails to do so, it may be liable for any losses due to unauthorized or fraudulent transactions. Your broker-dealer may require certain documentation from you before executing a redemption request on your behalf, and may charge a fee for handling the redemption request for you.

         Payment for your redeemed shares will be sent to you within seven days after receipt of your request in proper form, except that the Fund may delay the mailing of the redemption check, or a portion thereof, until the check used to purchase Fund shares has cleared, which may take up to 15 days from the date of purchase. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption. In addition, the right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it by order for the protection of shareholders. Of course, the amount you receive may be more or less than your investment, depending on fluctuations in the market value of securities owned by the Fund. Certain large redemptions may be paid in kind. See "Redemptions" in the Statement of Additional Information.

         Should the Fund stop selling shares, the directors of the Fund may, after notification to shareholders, make a deduction from the value of the assets it holds to cover the cost of future liquidations of its assets so as to distribute fairly these costs among all shareholders.

         A redemption is considered a taxable transaction by the Internal Revenue Service. If there is a gain, it may be taxable. If there is a loss, and shares are reacquired 30 days or less after redemption, some or all of the loss may be disallowed as a deduction depending on the number of shares reacquired.


                    SHAREHOLDER SERVICES/TRANSFERS

         For each shareholder, Centurion Group, Inc. establishes an account to which is credited purchases and dividends and from which is deducted all redemptions. This procedure makes additional purchases and redemptions more convenient and makes the issuance of share certificates unnecessary.

    Periodic Payment Plan

         After you make your first cash investment, you may arrange to make additional payments of $25 or more on a regular basis. You decide how often you want to make them: monthly, quarterly or semi-annually. You are not obligated to make these payments, so if you cannot make a payment, you can skip it or you can drop the plan altogether. The
Fund can also change its plan or end it anytime on five days' notice.

         You may arrange to have the regular payments described above automatically invested in the Fund. If you authorize Centurion Counsel to do so, Centurion Counsel will prepare a check at the time each periodic payment is to be made, drawn on your account, and payable to its order. This payment will be used to purchase the Fund's shares in the same way as if you had written a check and mailed it to Centurion Counsel, only you do not have to write the check out and mail it. After each automatic investment, you will receive a confirmation, and the canceled check will be returned to you in your regular checking account statement. For information on establishing an automatic investment plan, you should communicate with your sales representative or contact the Fund.

         The periodic payment plan works as follows: When your payment is received, all the shares of the Fund which your money can buy will be purchased at the public offering price. This includes fractions of a share. Your regular investment amount will purchase more shares when the net asset value per share decreases, and fewer shares when the net asset value per share increases.

         A plan is not an option or an absolute right to buy shares. Each purchase is a separate transaction. After each purchase the Fund will add your new shares to your account. You will receive a confirmation of shares purchased and total number of shares held.

         Shares of the Fund bought through the periodic payment plan are exactly the same as any other shares of the Fund. They may be redeemed anytime after the check clears.

         If you are interested in this plan, remember the plan itself cannot assure there will be a profit. Neither can it protect against a loss in a declining market. If you decide to discontinue the plan and redeem your shares when their net asset value is less than what you paid for them, you will suffer a loss. For this reason, you should think about your ability to continue the plan even during "down" periods in markets.

    Pay-Out Plan

         As a shareholder in the Fund, you may use a pay-out plan to redeem your investment in regular installments at no extra cost to you and regardless of the size of your investment. All you have to do is make a written request to Centurion Counsel at least five days before the date you want your payments to begin and state the amount of the payment (minimum of $150) and the frequency thereof (monthly, quarterly, semi-annually or annually). Once your request is received, the Fund will pay out a fixed amount that you decide on as frequently as you have requested by redeeming whatever number of shares are necessary to make the payment at the times requested. The Fund will make regular installments until the account is closed or you terminate the plan. You can change or cancel your request by giving the Fund five days' notice in care of Centurion Counsel. To the extent payments made under this plan exceed the amount of dividend income and capital gains income that you have reinvested in shares, such payments will constitute a return of the capital that you invested.

    Exchange Privilege

         Subject to the following limitations, you may exchange some or all of your shares of the Fund for shares of Cash Equivalent Fund - Money Market Portfolio (amoney market fund) ("CEF"). CEF is managed by Kemper Financial Services, Inc. and is offered through Centurion Institutional Services, Inc. If a shareholder wishes to exchange shares of the Fund for shares of CEF, the shareholder should first contact CIS and obtain and read the prospectus of CEF.

         The Fund may elect a three business day settlement period for all exchanges before shares may be re-exchanged. Such exchange is considered a taxable transaction, and gain or loss will be recognized. The Fund's transfer agent charges a nominal fee of $7.50 per exchange for this service. The exchange must satisfy the minimum dollar amount necessary for new purchases. You need not pay any front-end sales charge for the exchange.

         This exchange privilege is available only in states where shares of the Fund being acquired may legally be offered and sold and may be modified or terminated at any time by the Fund. Broker-dealers which have sales agreements with CIS may charge a fee for processing exchange orders on behalf of their customers.

    Telephone Exchanges

         By becoming a shareholder of the Fund you will have the privilege of instructing Centurion Group by telephone to exchange your shares between any funds managed by Centurion Counsel (but not to purchase additional shares or redeem shares). Under this Telephone Exchange privilege, Centurion Group will accept telephone instructions from you and those persons representing you for the exchange of your share subject to the conditions described under "Exchange Privilege" above. Centurion Group and the Fund will employ procedures they consider reasonable to confirm that instructions communicated by or for you by telephone are genuine. These procedures may include requiring certain personal identification information prior to acting upon telephonic instructions, tape recording telephone communications and providing written confirmation of telephonic instructions. If reasonable procedures are employed, neither Centurion Group nor the Fund will be liable for following telephonic instructions which they reasonably believe to be genuine. Centurion Counsel and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. You may decline or terminate the Telephone Exchange privilege by written election to the Centurion Group.

                              MANAGEMENT

         Centurion Counsel, Centurion Group, Inc. and Centurion Institutional Services, Inc. are each wholly owned subsidiaries of C I Holding Group, Inc. ("C I Holding"), a California corporation that is engaged through its subsidiaries in various aspects of the financial services industry. C I Holding's primary business activities include investment advisory, securities brokerage services, investment banking services and due diligence research and analysis services provided to other financial services firms on a contract basis. Approximately 40% of C I Holding's common shares, on a fully diluted basis, are owned by officers and directors of C I Holding.

         Centurion Counsel has been the investment adviser to the Fund since January 1, 1995. The Fund pays Centurion Counsel a fee for investment advice based on a percentage of the Fund's net assets.
Jack Heilbron is the portfolio manager for the Fund and has been for four years. Mr. Heilbron served as a director of the Fund from 1989 to 1990. Since 1989, he has served as Chairman and Chief Executive Officer of CI Holding Group, Inc. and certain of its affiliates, including Centurion Institutional Services, Inc. He serves as Chairman and Chief Investment Officer of Centurion Counsel. Under the Fund's Investment Advisory Agreement, the fee for these services equals 1.00% (annualized) of the first $200-million of the Fund's average daily net assets and thereafter declines as a percentage of average daily net assets as the size of the Fund increases. The fees paid by the fund for these services are higher than the fees most other mutual funds pay to investment advisers.

         In addition to the investment advisory fees paid to the Fund's investment adviser, the Fund pays all of its expenses not assumed by its investment adviser or its distributor, including certain expenses incurred in the operation of the Fund and the public offering of its shares.

         The Fund has adopted Plans of Distribution pursuant to Rule l2b-1 under the Investment Company Act of 1940 as described above, which authorize the plan to pay up to a total of 12b-1 fees. See "Distribution Plans" above. CIS will receive, as compensation for share distribution-related services it performs under its Distribution Agreement with the Fund, a fee from the Fund equal to 0.75 of 1% per year of the Fund's average daily net assets attributable to the Class B and Class C shares. In addition, CIS will receive as compensation for shareholder services it performs under its Shareholder Services Agent Agreement with the Fund a fee from the Fund equal to 0.25 of 1% of the Fund's average daily net assets attributable to the Class A, Class B and Class C shares. These services include receiving and responding to shareholder inquires and requests for information regarding the Fund. CIS may, at its own expense, may provide additional compensation to dealers in connection with sales of Fund shares and servicing of Fund shareholders.

         Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45201-1118 acts as custodian of the Fund's assets.

         Centurion Group, Inc. ("CGI") acts as the Fund's accounting services agent pursuant to an Accounting Services Agreement with the Fund. As compensation for these services, the Fund pays CGI a monthly fee equal to an annual rate of .15% of the Fund's average net assets, provided, however, the Fund has agreed to pay an annual minimum accounting services fee of $18,000, which, based on the monthly average net asset value of the Fund in 1996, would equal an annual rate of .034%.

         CGI also acts as the Fund's administration agent pursuant to an Administration Agreement with the Fund. As such CGI acts as the Fund's transfer agent, disburses Fund distributions and maintains the Fund's shareholder records. As compensation for these services, the Fund pays CGI a separate fee per service provided as follows: $0.75 per account maintenance per month; $7.50 per dealer confirmation; $10.00 per wire transfer; and $50.00 per 1,000 customer statements. Additionally, the Fund reimburses CGI for all out-of-pocket expenses incurred by CGI in connection with the rendering of services under the Administration Agreement.

         Both the accounting services fee and the administrative services fee paid by the Fund to CGI is in addition to the Fund's investment advisory fee.

         In February, 1994, PIM Financial Services ("PIM"), formerly Planners' Independent Management, Inc., was named as co-defendant in a legal action in the State of Oklahoma. Also named as co-defendants were Mr. Heilbron, Ms. Limoges, a former agent of PIM and two of PIM's clearing broker-dealer firms. In these actions, the claimants allege damages of $6,372,000 plus costs against the defendants by reason of alleged excessive mark-ups in connection with purchases and sales of U.S. government securities made by the defendants to the Oklahoma State Treasurer's office during 1991 and 1992. PIM, Mr. Heilbron and Ms. Limoges deny any wrongdoing and are vigorously defending this litigation. The liability of these defendants, if any, is not yet determinable. Management believes that the resolution of these claims will not result in any material adverse effect on CIC, CGI or CIS or interfere in a material way with the capacity of these companies to perform under their respective contracts with the Fund.

                          OTHER INFORMATION

    Shares

         All shares issued have a par value of $0.01 a share. They are fully paid, nonassessable and can be transferred. All shares of the Fund have equal voting rights, except that only shareholders of a class may vote on matters affecting only that class. They can be issued as full shares or fractions. A fraction of a share has the same kind of rights and privileges a full share has. The shares do not have cumulative voting or preemptive rights.

         The bylaws of the Fund provide that annual shareholder meetings are not required and that meetings need be held only with such frequency as required by Minnesota Law or the Investment Company Act of 1940. The Fund's Articles of Incorporation limit the liability of its directors to the fullest extent permitted by law.

    Financial Reports

         As required by the Investment Company Act of 1940, the Fund will mail annual and semi-annual reports to each of its shareholders. The Fund's financial statements at the close of its fiscal year (December 31) will be audited by Squire & Company, independent public accountants.

    Stock Certificates

         The Fund will maintain a permanent record of all accounts so that the issuance of stock certificates is generally not necessary. However, the Fund will issue you a certificate if so requested in writing.

    Incorporation and Headquarters

         The Fund was incorporated on August 27, 1981 in Minnesota. The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. The Fund's headquarters are located at the address set forth on the cover page of this Prospectus. Shareholder inquiries may be made to the Fund at this address.

                              APPENDIX A

    Mortgage-Backed Securities

         Mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to investors in these securities, like payments on the underlying loans, represent both principal and interest. Although the underlying loans may have substantial remaining terms, the borrowers can, and typically do, pay these loans off sooner. Thus, holders of these securities frequently receive prepayment of principal. A borrower is more likely to prepay a mortgage which bears a relatively higher interest rate in relation to those interest rates then currently available. Thus at time of declining interest rates, some of the Fund's higher yielding securities might be converted to cash which the Fund would be able to reinvest only at lower yields. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Fund should buy mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments could result in a loss to the Fund of up to the amount of the premium it paid.

         The Fund may also invest in mortgage-backed securities such as collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and are collateralized by a pool of mortgages held under an indenture. CMOs are typically issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are prepaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages. REMICs are similar to CMOs in that they issue multiple classes of securities. Mortgage-related securities issued by private entities, such as certain CMOs and REMICs are not U.S. government securities and are not directly guaranteed by any government agency.
They are secured by the underlying collateral of the private issuer.

         Stripped mortgage-related securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agents which are instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special-purpose subsidiaries of the foregoing. Stripped securities and mortgage securities are typically structured with two classes that receive different proportions of interest and principal distributions on the pool of mortgage assets. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class) while the other class will receive all of the principal (the principal-only or "PO" class). The Fund will not invest in IO or PO class securities.


    Debt Securities

         Debt securities in which the Fund may thereafter invest include both convertible and non-convertible debt securities including:

         - Straight fixed-income debt securities which include bonds and other debt obligations which bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

         - Zero-coupon debt securities which bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

         - Convertible debt securities which may bear interest payable in cash and/or securities (or may be zero-coupon) and/or may convert on a specified date to cash equity securities, debt securities or a combination thereof.

         The Fund may invest in lower rated debt securities including high yielding fixed-income debt securities such as junk bond. Junk bonds are bonds not rated in one of the four highest rating categories by a NRSRO. Thus junk bonds would include bonds rated lower than BBB by Standard & Poors Corporation (the "S&P"), or rated Baa or lower by Moody's Investors Services, Inc. ("Moody's"). These securities are subject to high risk as described below. Fixed-income securities rated below B by S&P and Moody's include debt obligations or other securities of companies that are financially troubled, in default or are in bankruptcy or reorganization. Such debt securities are usually available at a deep discount from the face value of the instrument.

         Lower rated debt securities are regarded as speculative with respect to their issuer's continuing ability to meet required principal and interest payments. Also, debt securities rated in the lower categories by recognized rating services are generally subordinated to the prior claims of banks and other senior lenders. The ratings of S&P, Moody's, and other rating services represent opinions of the quality of the debt securities they rated by these services, but not the market value risk of such securities. Ratings are general and are not absolute standards of quality and, consequently, debt securities with the same maturity, coupon and rating may have different yields while debt securities of the same maturity and coupon with different ratings may have the same yield. The Fund may also invest in debt securities which do not produce immediate cash income, such as zero-coupon securities.

         A debt security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in a capital gain. However, if the company defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the Deep Discount Securities may stop generating income and lose value or become worthless. The Adviser will balance the benefits of Deep Discount Securities with their risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated.

         At times during which the Fund has substantial investments in lower rated debt securities, an investment in the Fund may be considered more speculative than investment in a fund which invests primarily in higher rated debt securities. An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower rated debt securities in the Fund's portfolio, the Fund's net asset value, and the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher rated securities. Also, prices on non-cash-paying instruments or zero coupon securities may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. Prices of lower rated debt securities tend to be more sensitive to adverse economic changes or corporate developments than higher rated investments. Market prices of lower rated debt securities structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash.

         The Fund's ability to liquidate investments in lower rated debt securities may be limited. Because the market for lower rated debt securities may be thinner and less active than for higher rated debt securities, there may be market price volatility for these securities and limited liquidity in the resale market. Nonrated securities are usually not as attractive to as many buyers as rated securities are, a factor which may make nonrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market.

         Special tax considerations are associated with investing in lower rated debt securities structured as zero coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. Moreover, the non-cash interest income earned on such instruments is included in investment company taxable income, thereby increasing the minimum required distributions to shareholders (without providing the corresponding cash flow with which to pay such distributions). The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

    Options

         A call option is a contract which gives a buyer of the option the right to buy a security at a set price for the length of the contract. The writer of a call option agrees to sell the security when the buyer wants to exercise his or her option to buy the security at the set price no matter what the market price of the security is at that time. In a covered call option, the writer or seller owns the underlying security required to be sold by the option contract.

         A put option is a contract which gives the buyer of the option the right to sell a security at a set price for the length of the contract. The writer of a put option agrees to purchase the security when the buyer wants to exercise his or her option to sell the security at the set price no matter what the market price of the security is at that time.

         When an option contract is made it is agreed that the underlying security will be sold, in the case of a call option, or purchased, in the case of a put option, at the set price no matter what the market price of the security is at the time the option is exercised. For undertaking the obligation to sell or purchase the security, a writer receives a cash payment (premium) at the time the option is written. The premium is retained by the writer whether or not the option is exercised. However, a writer of a call option gives up the opportunity for profit when an increase in the market price of the security exceeds the option premium, and the writer of a put option incurs the risk of loss when a decrease in the market price of the security exceeds the option premium.

         Writing Covered Call Options. As an example of writing a covered call option, assume the Fund owned 200 shares of Alpha Corp.
When the stock was selling at $25 per share, the Fund wrote a call option agreeing to sell those shares at a price of $25 at any time for the next six months. The buyer paid $200 for the call option (plus commission, if any). Should Alpha Corp. stock decline to $20 per share during the time covered by the call option, the option would not be exercised. The Fund would have realized a short-term capital gain of about $200. On the other hand, should Alpha Corp. stock rise to $35 per share, the call option is likely to be exercised. The Fund would sell the stock at $25 and not at $35. It would not realize the $2,000 gain but only retain the premium it received at the time it wrote the call option. To some extent, the risk of not realizing a gain if the price of the security should go up can be reduced. To do this, the Fund would enter into a "closing purchase transaction" prior to the end of the call option, by purchasing a call option with the same terms as the one it wrote, if one is available. The cost to close the option and terminate the Fund's obligation to sell the stock may be more or less than the premium received when it originally wrote the call option. This would result in a short-term capital gain or loss. If the Fund would not enter into a closing purchase transaction, it may be required to hold a security that it may otherwise have sold to protect against depreciation. The Fund's portfolio turnover may increase through the exercise of the option if the market price of the underlying securities goes up and the Fund has not entered into a closing purchase transaction. The brokerage commissions associated with the buying and selling of call options are normally proportionately higher than those associated with general securities transactions.

         Writing a covered call option can serve various purposes. For example, it can be an alternate method of selling securities because the Fund, in effect, sets the price in advance at which it intends to sell securities in its portfolio. It may provide some additional funds which in turn may provide some additional investment opportunities. The Fund will write covered call options when it is appropriate and will follow these guidelines.

           Underlying securities will continue to be bought or sold solely on the basis of investment considerations consistent with the Fund's objective.

           All equity options written by the Fund will be "covered." In other words, the Fund will own the securities required to be sold by the call option. If a decision is made to sell the security, the Fund will attempt to terminate the option contract through a closing purchase transaction.

           The Fund intends to deal only in standard option contracts traded on national securities exchanges. The Fund will only write options as permitted under federal or state laws or regulations. For example, some state regulations limit the amount of total assets subject to options. While no limit has been set by the Fund, it will conform to the requirements of those states. When a covered call option is written, the custodian segregates the underlying securities and issues a receipt. There are certain rules regarding banks issuing such receipts which may restrict the amount of covered call options written. Besides these limitations, net premiums on call options which are closed or premiums on lapsed call options are treated as short-term capital gain. Since the Fund will be taxed as a regulated investment company under the Internal Revenue Code, any gains on options and other securities held less than three months must be limited to less than 30% of annual gross gains.

         Purchase of Options Written by Others. The purchase of put and call options written by others may be used as a trading technique to facilitate buying and selling securities, or for investment purposes if, as a result, no more than 5% of the Fund's net assets would be invested in options. When the option is bought, the Fund pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying stock when the option is exercised. For record keeping and tax purposes, the price obtained on the purchase or sale of the underlying security will be the combination of the exercise price, the premium and both of the commissions.

         The purchase of put and call options as a trading technique would involve the sale of a call option or the purchase of a put option with the expectation that the option would be exercised immediately and would be used to take advantage of any disparity which might exist between the price of the underlying stock on the stock market and its price on the options market. It is anticipated that the proposed trading technique will be utilized to effect a stock transaction when the price of the security plus the option price will be as good or better than the price at which the stock could be bought or sold directly. Options purchased as a trading technique will not be included as a separate security for the purpose of portfolio valuation.

         When the Fund purchases a call option for investment purposes, it will realize a profit (loss) if and to the extent the market price of the underlying security at the time of exercise of the option is greater than (less than) the fixed exercise price plus the option premium and commissions paid. When the Fund purchases a put option for investment purposes, it will realize a profit (loss) if and to the extent the market price of the underlying security at the time of exercise of the option is less than (greater than) the fixed exercise price minus the option premium and commissions paid. When the Fund fails to exercise an option it has purchased, the Fund will realize a loss in the amount of the premium and commission it has paid. The purchase of put and call options written by others may involve risks not encountered with investments in other securities. Such risks include the possibility that a liquid secondary market might not exist at a particular time, in which event it might not be possible to close an option position when it is desirable to do so. Dealing in options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities are fluctuating. Purchasing options also limits the use of monies which might otherwise be available for long-term investments. Options purchased for investment purposes will be valued in the Fund's portfolio like any other security. See "Valuing Shares."

    Futures Contracts on Indexes and Options Thereupon

         In furtherance of its investment objectives, the Fund may sell stock index futures contracts on indexes (index futures contracts), write call options, and/or purchase put options on stock index futures contracts. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities instruments in the index is made. In general, the fund intends to invest in stock index futures contracts but may invest in futures contracts or interest rate indexes for hedging purposes. The Fund will endeavor to purchase and sell futures contracts on the Indexes for which the Fund can obtain the best value with consideration also given to liquidity.

         The loss from investing in futures transactions is potentially unlimited. The Fund will engage in transactions on stock index futures contracts and options thereon only to the extent its activities would exclude it from the definition of "commodity pool operator" under the requirements of Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission
(the "CFTC" Regulations"). Under Section 4.5 of the CFTC Regulations, the Fund may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-hedging purposes to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. In the case of an option on futures contracts that is "in-the-money" at the time of purchase (i.e., the amount by which the exercise price of the put option exceeds the current market value of the underlying security), the in-the-money amount may be excluded in calculating this 5% limitation.

         However, when buying or selling a stock index futures contract, or selling an option on a stock index futures contract, the Fund will cover its position. To cover its position, the Fund may maintain with its custodian bank (and mark-to-market on a daily basis) a segregated account consisting of cash or U.S. Government securities or repurchase agreements secured by U.S. Government securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position. The Fund may cover its short position in a futures contract by owning the instruments underlying the futures contract (or instruments the prices of which are expected to move relatively consistently with the instruments underlying the futures contract).
The Fund may cover its sale of a call option on a futures contract by taking a long position on the underlying futures contract at a price no higher than the strike price of the call option or, if lower, the Fund maintains in a segregated account cash or liquid high-grade debt securities equal in value to the difference between the two strike prices.

         There are a number of risks associated with the use of futures contracts and options. Although the Fund intends to sell futures contracts, no assurance can be given that a liquid market will exist for any particular contract any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions an potentially subjecting the Fund to substantial losses. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. Also, the effect of certain of these risks will be reduced as the Fund will not engage in these transactions on margin and thus will not be required to make daily cash payments of variation margin.

         Index Options Transactions. The Fund may purchase put and call options on index futures contracts, which options give the Fund the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. The Fund also may write (sell) put and call options on index futures contracts. The Fund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period. The Fund may engage in related closing transactions with respect to options on index futures. The Fund will purchase or write options only on futures contracts that are traded on a United States exchange or board of trade. Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the level of stock prices in the stock market and the advisor's ability to predict correctly the direction of stock prices, interest rates, and other economic factors. In contrast to a long position, where the Fund's loss from the position cannot exceed the cost of that position, the extent of the Fund's loss from investing in futures transactions is potentially unlimited.

         The Fund also may purchase and write put and call options on indexes listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing the Fund's investment objective or for the purpose of hedging the Fund's portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received, to make delivery of this amount. Unlike the options on securities discussed above, all settlements are in cash. The Fund will, in general, invest or write index options which one traded in a national exchange. Over-the-counter index options, purchased over-the-counter options, and the cover for written over-the-counter options will be subject to the Fund's 5% limitation on investment in illiquid investments.

         Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the same investment advisor are combined for purposes of these limits. An Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may buy or sell; however, the Centurion Counsel intends to comply with all limitations.

         Index options are subject to substantial risks, including the risk of imperfect correlations between the option price and the value of the underlying securities comprising the index and the risk that there might not be a liquid secondary market for the option. The Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund either (i) owns an offsetting position in securities or other options and/or (ii) maintains with its custodian bank (and mark-to-market on a daily basis) a segregated account consisting of cash, U.S. Government securities, or other liquid high-grade debt securities that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

         Centurion Counsel intends to utilize index options as a technique to leverage the Fund's portfolio. If Centurion Counsel is correct in its assessment of the future direction of stock prices, the Fund share price will be enhanced. If the Fund takes a position in options and stock prices move in a direction contrary to Centurion Counsel's forecast, however, the Fund would incur greater loss than the Fund would have incurred without the options position.

         The fund will engage in transactions on stock index futures contracts (and/or options thereupon) only to the extent its activities would exclude it from the definition of "commodity pool operator" under the requirements of Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission
(the "CFTC Regulations"). Under Section 4.5 of the CFTC Regulations, the Fund may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-hedging purposes to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. In the case of an option on futures contracts that is "in-the-money" at the time of purchase (i.e., the amount by which the exercise price of the put option exceeds the current market value of the underlying security), the in-the-money amount may be excluded in calculating this 5% limitation.

         Futures contracts on stock indexes and options thereupon and Derivative Securities involve substantial risks. See the discussion of Derivatives under Options above.

    Short Sales

         In seeking its investment objective, the Fund may make short sales. A short sale of a security is a transaction in which the Fund sells a security it does not own. To complete such a transaction, the Fund must own the security so as to make delivery to the buyer. The Fund will not borrow the security which it sells short.

         Until the Fund closes its short position, the Fund will: (a) maintain a segregated account containing the securities sold short, or cash or liquid high-grade debt securities at such a level that (i) the amount deposited in the account equal the current value of the security sold short and (ii) the amount deposited in the segregated account will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position. For example, through the purchase of a put option for the security sold short.

      Investment Advisor

                   Prospectus and Application

                       April 30, 1996



                  Centurion T.A.A. Fund, Inc.

   Centurion Counsel, Inc.
   11545 West Bernardo Court, Suite 100
   San Diego, CA 92127

Distributor

   Centurion Institutional Services, Inc.
   11545 West Bernardo Court, Suite 100
   San Diego, CA 92127

Shareholder Servicing Agent

   Centurion Institutional Services, Inc.
   11545 West Bernardo Court, Suite 100
   San Diego, CA 92127

Auditors

   Squire & Company
   14458 Crestwood Avenue
   Poway, CA  92084

Legal Counsel

   Rushall & McGeever
   2111 Palomar Airport Road, Suite 200
   Carlsbad, CA 92009

Officers

   Jack K. Heilbron
   Chairman of the Board

   Kenneth W. Elsberry
   Chief Executive Officer, President and
     Chief Financial Officer

   Mary R. Limoges
   Secretary

Directors

   Carol Ann Freeland
   Richard E. Hall
   Jack K. Heilbron
   Russell W. Ketron
   Douglas Werner

CENTURION T.A.A. FUND, INC.
11545 West Bernardo Court, Suite 100
San Diego, CA 92127


                         [back of back cover]

  APPLICATION AND INSTRUCTIONS


    Opening Your Account

         You may purchase shares of Centurion T.A.A. Fund, Inc. (the "Fund") with an initial investment of $500 or more. Once you are a shareholder in the Fund you can make additional investments of $25 or more by mail.

    To Invest By Mail

         Complete this application and mail it with your check payable to the Fund at the address set forth on the cover page of the prospectus. If you are currently a shareholder, you may mail additional investments at any time. Please enclose one of the payment stubs that is provided to shareholders or enclose a brief note indicating your account number.

    To Invest By Phone

         If you are already a shareholder, you may purchase additional shares by telephone and receive that day's closing public offering price. Simply call Centurion Institutional Services, Inc. prior to the close of the New York Stock Exchange (normally 4:00 p.m. Eastern Standard Time) at (619) 673-8536 or call the broker through whom you made your original investment. Payments must be received within five days of your order.

    Withdrawals

         You have a right to redeem your shares at any time in writing through your broker. All written requests for withdrawals must be signed by each shareholder, and all signatures on requests for withdrawals must be guaranteed by a national bank or state chartered commercial bank or trust company (except a savings bank) or a member of the New York or American Stock Exchange, the National Association of Securities Dealers, Inc. or any regional stock exchange.

         The Fund will require certain legal documents from corporations or other organizations, executors, and trustees, or if anyone other than the shareholder of record requests redemption. If you have any questions concerning a redemption, telephone the Fund's transfer agent, Centurion Counsel, Inc. at (619) 673-8536.

         The Fund also offers a systematic withdrawal plan whereby you can authorize periodic automatic redemptions. Contact the broker through whom you made your original investment or the Fund for further information.

    Exchange With Other Fund

         You may exchange some or all of your shares of the Fund for shares of Cash Equivalent Fund Money Market Portfolio. You need not pay any front-end sales charge for the exchange. There is a service charge of $7.50 each time you use the exchange privilege. To be able to use the exchange feature over the telephone you will need to complete the Telephone Exchange Authorization Form included with the application.

      APPLICATION Mail to: CENTURION GROUP, INC.
                           Shareholder Services
                           11545 W. Bernardo, Suite 100
                           San Diego, CA 92127

  1. Type of Account (Check one only)

   []Individual
             First Name ________________________________________________
             Middle Initial
             Last Name
             Social Security No.
             Birthdate

   []Joint Tenant
            First Name ________________________________________________
            Middle Initial
            Last Name
            Social Security
            No.Birthdate

   []Gifts/Transfer to Minors _____________ as custodian ______________________
          Name of Custodian (One Only)    Name of Minor (One Only)

     under the _____________
                  State

     Uniform Gifts to Minors__________________________  ________________
                            Minor's Social Security No. Minor's Birthdate

   []Corporation    __________________________________________________________
     Partnership,   Exact Name of Corporation, Partnership, other Organization
     Trust or Other _________________________
     Organization   Tax Identification Number
                    _________________________________________________________
                    Trustee Accounts Only: Name of all Trustees required by trust agreement to sell/purchase shares

                    _______________________ _____________  ________________
                    Date of Trust Agreement Name of Trust  Tax Identification #

[] Under penalty of perjury I/we certify that the Taxpayer Indentification
   Number (Social Sercurity Number or Employer Indentification Number) contained herein in true, correct, and complete and I (we) am (are) not subject to backup withholding under the provision of Section 3406(a)(1)(c) of the Internal Revenue Code.

[] Check here if you are subject to backup withholding


 2. Mailing Address
           ______________        ______________    ________________
           Street                Home Telephone    Office Telephone

           ______________    Citizen of:      ___ U.S.     ___ Other
           City State ZIP                               (please specify)


 3.I (We) apply to invest $ ____________(payment attached) in common shares of CENTURION T.A.A. FUND, INC. ($500 Minimum)

   CLASS OF SHARES (Must select one only)

   []CLASS A Shares (front-end sales charge)
   []CLASS B Shares (contingent deferred sales charge)
   []CLASS C Shares (no sales charge)
   []CLASS D Shares (eligible purchasers only)

   []CASH EQUIVALENT FUND MONEY MARKET PORTFOLIO ($500 Minimum)
     (Prior to investing in Cash Equivalent Fund, you must acquire the Fund's prospectus from Centurion Institutional Services, Inc. and read such prospectus.)
   (Please make checks payable to the appropriate Fund.)
   This is my (our) initial investment:  ___  Yes   ___  No
   Additional Investments can be made at any time. Please see instructions on the reverse side of this application.



  4.Distribution Options

    (Check one only-If no option is selected, all distributions will be reinvested into the Fund that pays them.)

   []Reinvest all dividends and capital gains into the Fund that pays them.
   []Pay all dividends and reinvest capital gains.
                                     or
   []Pay all dividends and capital gains.
     (If either pay option is selected,
     complete Information at right.)

 5.Investment Professional

   Broker/Dealer Name                 Investment Professional name

   Branch Office Address              Investment Professional Rep. Number

   City                               State             Zip Code

   Investment Professional's Phone    Authorized Signature of Broker/Dealer

 6.Account Options

    For account options, please complete the rest of this application. Accounts options are:

    *Pre-Authorization Check Plan (PAC)   *Telephone Exchange
    *Interested Party Mail                *Systematic Exchange
    *Dividend Mail                        *Systematic Withdrawal

 7.Purchase Options

   Pre-Authorization Check Plan (PAC)-Automatic Monthly Investing

   Fund Name                   Fund Name              Fund Name

   Amount $____________, to start ____________ of ___________, __________
           Minimum $25               Day            Month        Year

 8.Additional Options
   Telephone Exchange-If accepted, accounts must have the same account information, options and class of shares.
   []I decline telephone exchange, and do not want this privilege.
     (See Telephone Transaction Authorization section for procedures.)

   Systematic Withdrawal Plan
   [] I wish to automatically withdraw $________ from this account.
      []Monthly   []Quarterly   []Semi-Annually  []Annually

    I request this distribution be: (check one)
      [] Sent to the address lisbed in Section 2. To begin ______of____.
         (Will occur about the 21st of the month.)
      [] Sent to the special payee listed below. To begin ______of_____.

       Name

       Street Address

      [] Directly deposited in my bank account.(Please attach a voided check to section 10.)
         To begin _______ of _______, ____.
                   day        month   year

 9.Interest Party Mail/Dividend
   []I wish to have my distributions sent to the address listed below.

   Name

   Street Address                  City    State    Zip Code

   []I wish to have duplicate confirmation statements sent to the interested party listed below.

     Name

     Street Address                City     State   Zip Code

10.Signatures
   I have read the prospectus and application for the Fund in which I am investing and agree to their terms. I am also aware that a Telephone Exchange Privilege exists and that this privilege is automatically available unless affirmatively declined. I also understand that if the Fund fails to follow the procedures outlined in the prospectus and in the Telephone Transaction Authorization hereto, it may be liable for any losses due to unauthorized or fraudulent instructions. See Telephone Transaction Authorization section for procedures. I am of legal age. Sign below exactly as printed in registration. For joint registration, both must sign. Under penalty of perjury, I certify with my signature below that the number shown in section one is my correct taxpayer indentification number. Also, I have not been notified by the Internal Revenue Service that I am currently subject to backup withholding unless otherwise indicated.
   __________________________
   Signature
   __________________________
   Signature

   For corporations, Trusts, or partnerships: We hereby certify that each of the persons listed below has been duly elected, and is now legally holding the office set forth opposite his/her name and has the authority to make this authorization. Please print titles below if signing on behalf of a business or trust to establish this account.
   __________________________________________________
   President, Trustee, General Partner or Title
   __________________________________________________
   Co-owner,Secretary of Corporation, Co-trustee, etc.

                     TELEPHONE TRANSACTION AUTHORIZATION

Authorization and Agreement
The registrant hereby authorizes Centurion T.A.A. Fund, Inc. to accept and act conclusively upon telephone instructions from me, anyone other than me representing himself to be me, or any person purporting to represent me in effecting exchanges of shares of one (or more) Centurion Group, Inc. managed fund(s) (the "Fund" or "Fund(s)" or "Funds") for which such an exchange is available. Centurion Group Inc. and it subsidiaries, and the Fund employ procedures consideration by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring certain personal indentification information prior to acting upon telephone instructions, tape recording telephone communications or providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Centurion Group Inc. nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Centurion Group Inc. may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. I understand and agree to indemnify and hold harmless Centurion Group, Inc. and the Funds from any liability (including attorney's fees) arising directly or indirectly from any act or omission to act hereunder not occasioned by their gross negligence or willful misconduct. I understand that the exchange privilege may be modified or terminated at any time. I also understand that these privileges are subject to the conditions and provisiions set forth herein and in the currect prospectuses of the Funds. For each exchange, I will ahve received and perused a copy fo the then current prospectus fo the Fund being purchased. In the case of a registrant other than an individual, I certify that the organization has the authority to tranact telephone exchanges. I will notify Centurion T.A.A. Fund of any changes in such authority. Telephone exchanges may be executed on individual, joint tenant and Uniform Gifts to Minors or Uniform Transfer to Minors accounts (with the custodian acting) only.
     This Authorization shall be effective upon receipt by Centurion
Group, Inc. It shall in all respects be interpreted, enforced and governed under the laws of the State of California. Any suit, claim or action hereunder against Centurion group, Inc. and the Funds shall have as it sole venue the County of San Diego, State of California.
     If any provision fo the Authorization is declared by and court to illegal or invalid, the validity of the remaining parts shall not be affected thereby.

Conditions
1. Telephone exchange instruction received before the pricing of the Fund on any day on which tbe New York Stock Exchange is open for business (a "Business Day"), but no later then 1:00p.m. Pacific time, will be processed at the day's closing net asset value.
    For each exchange my account shall be charged an exchange fee noted in the then current prospectus.
2.  Telephone exchange instructions should be made by dialing
    1-800-878-8536.
3. A waiting period as described in each Fund's prospectus may apply to exchanges. Exchanges will not be requested prior to the expiration of any waiting period or in violation of any of the terms and conditions of any of the Fund's prospectus and I agree to indemnify Centurion Group, Inc. and the Fund against any harm occasioned by their compliance with an improper order under any of the Fund's prospectus.
4. If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the Fund being acquired.
5. Any new account established throught the exchange privilege will have the same account information and options except as stated in the currect prospectus and be subject to this authorization.
6. Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to Centurion Group, Inc. and deposited into the customer's account before any transaction may be processed.
7. Shares may not be exchanged and/or redeemed unless an exchange and/ or redemption privilege is offered pursuant to each Fund's current prospectus.
8. I agree that my ability to exchange under this authorization may be cancelled, modified or restricted at any time indiscriminately at the sole discretion of Centurion Group, Inc. or by the Fund(s).

                                Dealer Agreement

Under these plans, the dealer signing the application acts as principal in all purchases of Fund shares and appoints Centurion Group, Inc. as its agent to execute the purchases and to confirm each purchase to the investor. The dealer hereby guarantees the genuineness of the signature(s) on the application and represents that he is a duly licensed dealer and may lawfully sell Fund shares in the state designated by the investor's mailing address, and that he has entered into a Selling Group Agreement with the Distributor with respect to the sale of Fund shares. The dealer signature on the Application, signifies acceptance of the concession terms, and acceptance of responsibility for obtaining additional sales charges if specified purchases are not completed.

                   CENTURION T.A.A. FUND, INC.

               Statement of Additional Information


   This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus of Centurion T.A.A. Fund, Inc. (the "Fund") dated April 30, 1997 (the "Prospectus"). A copy of the Prospectus may be obtained by contacting the Fund's principal underwriter, Centurion Institutional Services, Inc. ("CISI"), at
11545 W. Bernardo Court, Suite 100, San Diego, California 92127 (Telephone: (619) 673-8536).




                        TABLE OF CONTENTS


                                                             Page


INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . .2

FUND MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . .3

OWNERSHIP OF SHARES. . . . . . . . . . . . . . . . . . . . . .6

MULTIPLE CLASS SHARE PLAN. . . . . . . . . . . . . . . . . . .6

CENTURION COUNSEL, INC., CENTURION GROUP, INC. AND
  CENTURION INSTITUTIONAL SERVICES, INC. . . . . . . . . . . .9

CUSTODIAN; GENERAL COUNSEL; AUDITORS . . . . . . . . . . . . 15

BROKERAGE. . . . . . . . . . . . . . . . . . . . . . . . . . 15

RETIREMENT ACCOUNTS. . . . . . . . . . . . . . . . . . . . . 16

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION . . . . . . . 17

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

CALCULATION OF PERFORMANCE DATA. . . . . . . . . . . . . . . 19

LIMITATION OF DIRECTOR LIABILITY . . . . . . . . . . . . . . 20

ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . 21

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . 21

							 Dated April 30, 1997

                     INVESTMENT RESTRICTIONS

   The Fund has adopted certain investment restrictions set forth below which, together with the fundamental investment objective and policies of the Fund, cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. As defined in the Investment Company Act of 1940, as amended (the "1940 Act"), this means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. These investment restrictions are set forth below:

   (1) The Fund will not invest more than 5% of its net assets (taken at the lower of cost or value) in securities of any one company. The Fund will also limit its investment in a single company to not more than 10% of that company's outstanding voting securities. Further, the Fund will not invest more than 25% of its total assets in securities issued by companies in any single industry.

   (2) The Fund will not invest more than 5% of its total assets in securities of companies, including any predecessors, less than three years old.

   (3) The Fund will not invest in another investment company except as a part of a plan of merger, acquisition or consolidation.

   (4) The Fund will not buy or sell real estate, commodities or commodity contracts, except the Fund may invest up to 50% of its net assets in index futures contracts and options thereupon.

   (5)  The Fund will not buy on margin.

   (6) The Fund will not pledge or mortgage its assets, except to the extent that writing covered call options or future contracts or options may be deemed to be pledging or mortgaging assets.

   (7) The Fund will not borrow money or property (for example, securities), except that as a temporary measure for extraordinary purposes or emergencies, the Fund may borrow from banks up to 5% of the value of its total assets.

   (8) The Fund will not make cash loans. However, the Fund may purchase bonds or other debt securities sold publicly, including short-term securities which may be acquired under agreements by the sellers to repurchase; provided that not more than 10% of the Fund's net assets will, at any time, be subject to repurchase agreements which mature in more than seven days. The Fund does not consider these debt securities and other short-term investments to be loans.

   (9) The Fund may not invest more than 5% of its net assets in illiquid investments. For the purposes of this restriction, "Illiquid investments" are Restricted Securities or securities which cannot be disposed of within seven (7) days in the normal course of the Fund's business at approximately the amount at which the Fund has valued such securities.

   (10)  The Fund will not act as an underwriter.

   (11) The Fund will not buy any securities of a company if it knows that the officers or directors of the Fund, who own 1/2 of 1% or more of the company's securities, together own more than 5% of the company's securities.

   (12) The Fund will not invest in exploration or development programs, such as oil or gas programs.

   (13) The Fund will not invest 35% or more of its net assets in debt obligations of corporations and other issuers which are not rated in one of the four highest rating categories by a nationally recognized statistical rating organization.

   (14) The Fund will not buy or sell foreign currency exchange securities.

    (15)The Fund will not invest more than 50% of its net assets in options contracts, including put options and/or call options to purchase or sell equity securities.

   If a percentage limitation described above is adhered to at the time of the investment by the Fund, a later increase or decrease in the percentage resulting from any change in the value of the Fund's net assets will not constitute a violation of the restriction.


   The names, addresses and principal occupations of directors and executive officers of the Fund for the past five years are given below:

                         FUND MANAGEMENT

                              Positions with the Fund and Principal
Name and (Age)                Occupations During Past 5 Years              Business Address


Carol Ann Freeland (59)<F1>   Has served as a director of the Fund since   4015 Beltline Road, #200
                              December 20, 1994.  Since 1992,              Dallas, TX 75244
                              Executive Vice President, Collateral Equity
                              Management, of Dallas, Texas.  From
                              1987 to 1992, Executive Vice President,
                              Financial Services Exchange, Irving,
                              Texas; from 1985 to 1986, Vice President,
                              Marketing, Property Co. of America,
                              Dallas, Texas.  She has served as a
                              registered representative of World Invest
                              Corporation, a licensed broker-dealer
                              since 1994.

Richard E. Hall (71)          Has served as a director of the Fund since   10 Carson Drive
                              December 20, 1994.  Since 1989, a retired    Grant's Pass, OR 97526
                              financial planner and securities salesman.
                              Served as registered representative and
                              director of PIM Financial Services, Inc.
                              ("PIM"), an affiliate of Centurion Counsel,
                              Inc., from 1983 to 1989.  Until July, 1994,
                              Mr. Hall owned approximately 3% of the
                              shares of CI Holding Group, Inc.,
                              Centurion Counsel, Inc.'s parent
                              corporation.  At that time he sold his
                              shares for fair value to an Affiliate of
                              Centurion Counsel, Inc.  There is no
                              agreement or understanding between Mr.
                              Hall and Centurion Counsel, Inc. or its
                              Affiliates regarding his service as a director
                              of the Fund.

Jack K. Heilbron (46)<F2>     Has served as a director of the Fund since    11545 W. Bernardo Court, #100
                              December 20, 1994.  Also served as a          San Diego, CA 92127
                              Director of the Fund from 1989 to 1990.
                              He has served as portfolio manager for the
                              Fund since 1990.  Since 1984 he has served
                              as Chairman and Chief Executive Officer
                              of C I Holding Group, Inc. and PIM.
                              Since 1989, he served Chairman and Chief
                              Investment Officer of Centurion Counsel,
                              Inc.  For the period 1988 until 1989, he
                              served as an officer and director of Excel
                              Interfinancial Corporation, the parent of
                              Excel Advisors, Inc.

Russell W. Ketron (53)<F2>    Has served as a director of the Fund since    1701 Novato Blvd., # 204
                              December 20, 1994.  A Certified Financial     Novato, CA 94947
                              Planner since 1977.  Since 1979 has been a
                              registered principal with Protected
                              Investors of America, a national broker-
                              dealer firm.  Has been an instructor at
                              Sierra Nevada College since 1985 and at
                              the College of Marin since 1991.

Douglas Werner (46)           Has served as a director of the Fund since    140 Brightwood Ave.
                              December 20, 1994.  Since 1993 has been       Chula Vista, CA 92010
                              President of Tracks Publishing, a printing
                              firm located in Chula Vista, California.
                              Since 1980, has served as President and
                              owner of Werner Graphics, a graphic
                              design firm located in San Diego, California.

<F1>  Although this Director may be an "affiliated person" of a broker/dealer registered under the Securities and Exchange Act of 1934, as defined under the Investment Company Act of 1940, the Fund has determined that this person is not an "interested person" of the Fund, Centurion Counsel, Inc. or its Affiliates, as defined under the Investment Company Act of 1940 by reason of Rule 2a19-1 promulgated thereunder.

<F2>  This Director is an "interested person" of Centurion Counsel, Inc., the Fund, or a registered broker/dealer, as defined under the Investment Company Act of 1940, as amended.


   The Fund does not have a standing audit or nominating committee of its board of directors, or committees performing similar functions. The Fund pays no compensation to any of its officers and directors, except for a fee of $250 for each meeting attended in person by each director not affiliated with Centurion Counsel and reimburses such nonaffiliated directors for their travel expenses to attend directors' meetings.

Fund Executive and Director Compensation

   The following Table sets forth information for each of the directors of the Fund, all members of any advisory board of the Fund, and for each of the three highest paid executive officers or any affiliated person of the Fund whose aggregate compensation from the Fund for the Fund's year ended December 31, 1996.

                      COMPENSATION TABLE

  (1)                 (2)           (3)          (4)        (5)

                                                          Total
                                 Pension or               Compensation
                                 Retirement    Estimated  From
                   Aggregate     Benefits      Annual     Registrant
Name of            Compensation  Accrued As    Benefits   and Fund
Person,            From          Part of Fund  Upon       Complex Paid
Position           Registrant    Expenses      Retirement to Directors

Jack K. Heilbron,     -0-**        -0-            -0-         -0-
Chairman of the
Board

Carol Ann Freeland,  $750*        -0-            -0-        $750*
Director

Richard E. Hall,     $750*        -0-            -0-        $750*
Director

Russell W. Ketron,   $500*        -0-            -0-        $500*
Director

Douglas Werner,      $750*        -0-            -0-        $750*
Director

<F1>*    Directors are paid $250 per meeting.  There are four scheduled quarterly meetings for 1996.

<F2>**   Mr. Heilbron receives no compensation, including no director fees, for his service to the Fund either directly or indirectly from the Fund or any other investment company in a Fund Complex which includes the Fund.


                       OWNERSHIP OF SHARES

   As of December 31, 1996, to the knowledge of management, no person owned beneficially more than 5% of the outstanding shares of the Fund. None of the directors or nominees for the position of director or officers, as of February 28, 1997, beneficially owned shares of the Fund, except
Mr. Heilbron, Mr. Werner, Mr. Ketron and Mr. Hall who owned beneficially
2,992, 521, 22,803 and 22,780 shares, respectively, of the Fund on such date
(representing approximately 0.103%, 0.018%, 0.788% and 0.788%, respectively, of the outstanding shares of the Fund).

                    MULTIPLE CLASS SHARE PLAN

   The Articles of Incorporation of the Fund authorize the Fund to issue
Class A, Class B, Class C and Class D shares pursuant to the Fund's
Multiple Class Share Plan (this "Plan").  The Plan was adopted by the
Fund's Board of Directors and approved by a majority vote of the Fund's shareholders on August 6, 1996.

   Under the Plan, the Fund is authorized to issue the Class A shares, the Class B. shares, the Class C Shares, and the Class D Shares in accordance with the following.

   Class A Shares. The Class A Shares shall be sold at their net asset value per share plus a maximum initial sales charge ("front-end charge") set from time to time by the Board of Directors of the Fund (the
"Board"). Initially, the front-end charge on the Class A Shares shall be 4.75% of the offering price of the Class A Shares. The Board shall approve and, subject to the required approval of the Fund's shareholders, put into effect a Rule 12b-1 plan of distribution for the Class A Shares pursuant to which the Fund may pay an annual shareholder services fees of up to 0.25% of its average daily net assets attributable to the Class A Shares.

   Class B Shares. The Class B Shares shall be sold at their net asset value per share and shall be subject to a maximum contingent deferred sales charge as determined from time to time by the Board. Initially, the maximum deferred sales charge shall be 4% of the redemption proceeds during the first year, declining each year thereafter to 0% after the fifth year. The Board shall approve and, subject to the required approval of the Fund's shareholders, put into effect a Rule 12b-1 plan of distribution for the Class B Shares pursuant to which the Fund would pay annual distribution fees, services fees, and shareholder services fees of up to 0.75% and 0.25%, respectively, of the Fund's average daily net assets attributable to the Class B Shares. The Class B shares shall convert automatically to Class A shares on the date eight years following the last day of the calendar month in which a shareholder's order to purchase Class B Shares is accepted by the Fund.

   Class C Shares. The Class C Shares shall be sold at their net asset value per share. Upon the effective date of this Plan, each share of the Fund then outstanding shall be designated and reclassified a Class C share. The Fund shall pay annual distribution fees and shareholder services fees of up to 0.75% and 0.25%, respectively, of the Fund's average daily net assets attributable to these shares pursuant to the Funds Rule 12b-1 plan of distribution in effect on the date hereof, which shall upon the effective date of this plan be designated the "Class C Plan".

   Class D Shares. The Class D Shares shall be sold at their net asset value per share. No front-end charge or deferred sales charge shall be charged with respect to the Class D Shares. The Fund shall not pay distribution services fees or shareholder services fees with respect to the Class D Shares. The Class D Shares shall be sold only to persons who are Advisor Professionals or Eligible Employees. The Advisor
Professionals shall mean investment advisors, trust companies and bank trust departments exercising discretionary investment authority with respect to the money to be invested in the Fund. Eligible Employees shall mean (a) current or retired directors of the Funds, current or retired employees of the Fund's advisor, and any of its affiliated companies, spouses, minor children and grandchildren of the above persons, and parents of employees and parents of spouses of employees of he Fund's advisor and any of its affiliated companies; (b) employees and registered representatives of Advisor professionals, banks and other financial institutions with selling group agreements with the Fund's principal underwriter, employees of such persons, and spouses and minor children of any such persons and (c) any trust, pension, profit sharing or other benefit plan for such persons. Shares are also offered at net asset value to Eligible Accounts. Eligible Accounts are accounts opened for shareholders by dealers where the amounts invested represent the redemption proceeds from investment companies distributed by an entity other than the Fund's principal underwriter if such redemption has occurred no more than 15 days prior to the purchase of the Class D Shares and the shareholder paid an initial sales charge and was not subject to a deferred sales charge on the redeemed account.

   The income and expenses of the Fund must be allocated among each Class of Shares as follow:

   Separate Distribution Expenses. Each Class of Shares must, at all times, maintain a separate arrangement for shareholder services or the distribution services or both, and shall pay all of the expenses of that arrangement ("distribution expenses"). Allocation of Income, Realized and Unrealized Capital gains and Losses, and Expenses. Each Class of
Shares must be allocated its pro-rata share of the Fund's income, realized and unrealized capital gains and losses, and expenses not allocated to a particular Class on the basis of the net asset value of that class in relation to the net asset value of the Company. In the future, the Fund's Board of Directors may require one or more Classes of Shares to pay a different share of expenses (other than advisory or custodial fees or other expenses related to the management of the Fund's assets) if such expenses are actually incurred in a different amount by a Class, or if a Class receives services of a different kind or to a different degree than other Classes, provided any payments made pursuant to the foregoing shall be made pursuant to a written plan setting forth the separate arrangement and expense allocation of each Class, and any related conversion features or exchange privileges.

   Advisory Fees.  Each Class of Shares shall pay the same advisory fee.


   Waiver of Expenses. Expenses may be waived or reimbursed by the Fund's adviser, underwritten, or any other provider of services to the Fund.

   Income, Capital Gains and Losses. Income, realized and unrealized capital gains and losses, and expenses of the Fund not allocated to a particular Class pursuant to the foregoing:

    (i) Except as permitted in paragraph (ii) below, shall be allocated to each Class on the basis of the net asset value of that Class in relation to the net asset value of the Fund;

    (ii)  If the Fund operates pursuant to Rule 270.2a-7 under the 1940
          Act (including the provision allowing the calculation of net assets on an amortized cost basis), or declares distributions of net investment income daily and maintains the same net asset value per share in each class, may be allocated:

       (aa) To each Share without regard to Class, provided that the Fund has received undertakings from its adviser, principal underwriter or any other provider of services to the Fund, agreeing to waive or reimburse the Fund for payments to such service provider by one or more classes, as allocated under paragraph (i) above, to the extent necessary to assure that all classes of the Fund maintain the same net asset value per share; or

       (bb) On the basis of relative net assets (settled shares). For purposes of this subsection (e), "relative net assets
             (settled shares)" are net assets valued in accordance with generally accepted accounting principles but excluding the value of subscriptions receivable, in relation to the net of the Fund.

   The Shares shall have the following voting rights: (i) Each Class of Shares has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement; (ii) Each Class of Shares has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (iii) Each Class of Shares, except as provided herein, has in all other aspects the same rights and obligations as each other class.

   Nothing in the Plan prohibits the Fund's Board of Directors from issuing Shares of any Class with any of the following rights or provisions.

    (a) An exchange privilege providing that Shares of a Class may be exchanged for certain securities of another company.

    (b)  Authorize and effect a conversion whereby the Shares of one
         Class (the "purchase class") will be exchanged automatically for Shares of another Class (the "target class") after a specified period of time, provided that:

      (i) The conversion is effected on the basis of the relative net asset values of the two classes without the imposition of any sales load, fee, or other charge;

      (ii) The expenses, including payments authorized under a plan adopted pursuant to 270.12b-1 ("rule 12b-1 plan"), for the target class are not higher than the expenses, including payments authorized under a rule 12b-1 plan, for the purchase class; and

      (iii) If the amount of expenses, including payments authorized under a rule 12b-1 plan, for the target class is increased materially without approval of the shareholders of the purchase class, the Fund will establish a new target class for the purchase class on the same terms as applied to the target class before that increase.

   Currently, only the Class B shares have such a conversion right.

    (c) A conversion feature providing that shares of a Class in which an investor is no longer eligible to participate may be converted to shares of a class in which that investor is eligible to participate, provided that:

      (i) The shareholder is given prior notice of the proposed conversion; and

      (ii) The conversion is effected on the basis of the relative net asset values of the two classes without the imposition of any sales load, fee, or other charge.

   The Plan is intended to meet the requirements of Rule 270.18f-3 promulgated under the 1940 Act.

        CENTURION COUNSEL, INC., CENTURION GROUP, INC. AND
              CENTURION INSTITUTIONAL SERVICES, INC.

General

   Centurion Counsel, Inc. ("Centurion Counsel") was incorporated in the
State of California in 1984. Centurion Counsel has acted as the Fund's investment advisor since January 1, 1995. Centurion Group, Inc. ("CGI") was incorporated in the State of California in 1984. CGI has acted as the Fund's accounting services agent, transfer agent, dividend disbursing agent and administrative services agent since January 1, 1995. In addition to its services to the Fund, Centurion Counsel's primary business activities include investment consulting to individuals, corporations, and institutions, sponsoring of investment limited partnerships (primarily in the real estate industry) and the providing of investment banking services and other activities related to the investment and securities industries. Centurion Counsel is an SEC-registered investment advisor.

   Centurion Institutional Services, Inc. was incorporated in the State of California in 1991. CISI has acted as the distributor of the Fund's shares since January 1, 1995. CISI has been an SEC-registered broker-dealer since July 1991. Since then, CISI has been engaged primarily in the business of clearing securities trades for its corporate and institutional clients. Centurion Counsel, CGI and CISI are wholly owned subsidiaries of C I Holding Group, Inc. ("C I Holding"), a
California corporation that is engaged through its subsidiaries in various aspects of the financial services industry. C I Holding's primary business activities have included investment advisory series, securities brokerage services, and due diligence research and analysis services provided to other financial services firms on a contract basis.
Approximately 40% of C I Holding's common shares, on a fully diluted basis, are owned by officers and directors of C I Holding.

Investment Advisory Agreement

   The Fund does not maintain its own research department. The Fund has contracted with Centurion Counsel for investment advice and management services. Pursuant to the Fund's Investment Advisory Agreement,
Centurion Counsel has the sole and exclusive responsibility for the management of the Fund's portfolio and the making and execution of all investment decisions for the Fund subject to the objectives and investment restrictions of the Fund and subject to the supervision of the Fund's board of directors. Under the Fund's Investment Advisory
Agreement, Centurion Counsel also furnishes, at its own expense, office facilities, equipment and personnel for servicing the investments of the Fund. Centurion Counsel has agreed to arrange for the Fund's officers or employees to serve without compensation from the Fund if duly elected to such positions by the shareholders or directors of the Fund.

   As compensation for its services, Centurion Counsel is entitled to a fee, payable within five days after the end of each fiscal quarter based on the Fund's average daily net assets as follows:

  1.00% of the first $200-million of the Fund's average daily net assets
  0.85% of average daily net assets between $200-million and $400-million
  0.80% of average daily net assets between $400-million and $600-million
  0.75% of average daily net assets between $600-million and $800-million
  0.60% of average daily net assets between $800-million and $1-billion
  0.50% of average daily net assets over $1-billion.

The percentage fee is calculated on the daily value of the Fund's net assets at the close of each business day. The foregoing fees are higher than fees paid by most other investment companies.

   All costs and expenses (other than those specifically referred to as being borne by Centurion Counsel) incurred in the operation of the Fund are borne by the Fund. These expenses include, among others, interest, taxes, brokerage fees and commissions, fees of the directors who are not full-time employees of Centurion Counsel, CGI, CISI or any of their affiliates, expenses of directors' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by CISI under its Distribution Agreement or its Shareholder Services Agent
Agreement with the Fund), expenses of printing and mailing stock certificates representing shares of the Fund, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and accounting services agents, and bookkeeping, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission, the expense of registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to existing Fund shareholders.

Centurion Counsel shall reimburse the Fund, in an amount not in excess of the advisor fee otherwise payable by the Fund to the advisor for such period, if and to the extent that the aggregate operating expenses of the Fund, including such fee but excluding interest expense, Rule 12b-1 Plan of Distribution fees, taxes, and brokerage fees and commissions, are in excess of 2.625% of the first $10 million of average net assets of the Fund, plus
1-1/2% of the next $20 million of average net assets, plus 1-1/4% of average net assets above $30 million. Centurion Counsel has agreed to waive such reimbursements for any fiscal year of the Fund in which this Advisory Agreement is last effective, subject to the investment advisor's right to end this obligation at the end of any Fund fiscal year.

   The Investment Advisory Agreement dated January 1, 1995 between
Centurion Counsel and the Fund was approved by the shareholders of the Fund on December 20, 1994 and was last approved by the board of directors of the Fund (including a majority of the directors who are not parties to the agreement, or interested persons of any such party, other than as directors of the Fund) on February 2, 1996. The Fund's Investment
Advisory Agreement continues from year to year only if a majority of the Fund's directors (including a majority of disinterested directors as described above) approve. The Fund's Investment Advisory Agreement may be terminated by either the Fund or Centurion Counsel on 60 days' written notice to the other, and terminates automatically in certain situations.

   For the year ended December 31, 1994, the Fund's former investment advisor Excel Advisors, Inc. ("Excel") earned $5,840 in fees from the Fund before reimbursement of certain expenses. For the year ended December 31, 1995 and 1996, Centurion Counsel, the Fund's current investment advisor, earned $20,820 and $60,766 in advisory fees from the Fund. For the year ended December 31, 1994, Excel reimbursed the Fund
$5,840, for expenses in excess of the expense limitations under its investment advisory agreement with the Fund. For the year ended
December 31, 1995, Centurion Counsel reimbursed the Fund $20,821 for expenses in excess of the expense limitations under its advisory agreement with the Fund.

Accounting Services Agreement

   Centurion Group, Inc. acts as the Fund's accounting services agent pursuant to the Accounting Services Agreement with the Fund dated
January 1, 1995. Pursuant to this agreement, CGI maintains the books, accounts, records, journals and other records of original entry relating to the business of the Fund and performs certain daily functions in connection therewith.

   The Fund pays CGI a monthly fee equal on a annual basis to 0.15% of average net assets, provided that the Fund has agreed to pay an annual minimum accounting services fee of $18,000. The Fund paid CGI accounting service fees of $18,000 for the year ended December 31, 1995 and 1996.
This fee is in addition to the fee payable by the Fund to Centurion Counsel pursuant to the Fund's investment advisory agreement. For the year ended December 31, 1994, the Fund paid its former accounting services agent, Excel, $6,000, in accounting services fees. Excel had waived $12,000 of its fee for the year ended December 31, 1994. For the year ended December 31, 1995, CGI waived $6,000 of its fee.

   The Accounting Services Agreement between CGI and the Fund was approved by the board of directors of the Fund (including a majority of the directors of the Fund who are not parties to the Agreement, or interested persons of any such party, other than as directors of the
Fund) and by the shareholders of the Fund approved such Agreement on December 20, 1994. A majority of the disinterested directors of the Fund specifically found, in the course of their review of the Agreement, that the Agreement is in the best interests of the Fund and its shareholders, the services to be performed pursuant to the Agreement are services required for the operation of the Fund, CGI can provide services the nature and quality of which are at least equal to those provided by others offering the same or similar services, and the fees for such services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The
Agreement continues from year to year only if the Fund's directors approve it in the same way they approve the Fund's Investment Advisory
Agreement. The Accounting Services Agreement may be terminated by either the Fund or CGI on 60 days' written notice to the other, and the Agreement terminates automatically in certain situations.

Administrative Agreement

   CGI acts as transfer agent, dividend disbursing agent and administrative services agent for the Fund pursuant to Administration
Agreement effective January 1, 1995. Pursuant to this agreement, CGI will maintain the Fund's stock registers, process requested account registration changes, issue stock certificates, record redemptions and administer the payments of dividends by the Fund.

   As compensation for these services, the Fund will pay CGI a separate fee per service provided as follows: $0.75 per account maintenance per month; $7.50 per dealer confirmation; $10.00 per wire transfer; and $50.00 per 1,000 customer statements per month. In addition, all out of pocket expenses incurred by CGI in connection with the rendering of services pursuant to the Administration Agreement will be reimbursed to CGI by the Fund. Such expenses will include, without limitation, postage, stationery, telephone service, and any other expense involved in the handling of correspondence. These fees are in addition to the fees paid by the Fund to Centurion Counsel pursuant to the Fund's Investment
Advisory Agreement.  For the year ended December 31, 1995 and 1996, the
Fund paid CGI, its administrative services agent, a fee of $2,124 and $3,417, respectively. For the year ended December 31, 1994, the Fund paid Excel, its former administrative services agent, administrative fees of $1,406.

   The Administration Agreement between CGI and the Fund was approved by the Board of Directors of the Fund (including a majority of the directors of the Fund who are not parties to the agreement, or interested persons of any such party, other than as directors of the Fund) and by the shareholders of the Fund on December 20, 1994. A majority of the disinterested directors of the Fund specifically found, in the course of their review of the agreement, that the agreement is in the best interests of the Fund and its shareholders, the services to be performed pursuant to the agreement are services required for the operation of the Fund, CGI can provide services the nature and quality of which are at least equal to those provided by others offering the same or similar services, and the fees for such services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The agreement continues from year to year only if the Fund's directors approve them in the same way they approve the Fund's Investment Advisory Agreement. The Administration Agreement may be terminated by either the Fund or by CGI on 60 days' written notice to the other, and the Agreement terminates automatically in certain situations.

Distribution Agreement

   Representatives of CISI, as the Fund's principal underwriter, sell the Fund's shares under the Distribution Agreement with the Fund dated
January 1, 1995, as amended November 6, 1996, CISI receives, as compensation for services it performs under the Distribution Agreement, a distribution fee. See "Payment of Certain Distribution Expenses" below.
CISI bears all advertising and promotion expenses in connection with the distribution of the Fund's shares (except those expenses assumed by the Fund's investment advisor). The Distribution Agreement was last approved by the board of directors of the Fund (including a majority of the directors who are not parties to the agreement, or interested persons of any such party, other than as directors of the Fund) on February 2, 1996. The Fund's Distribution Agreement may be terminated by either CISI or the Fund on 60 days' written notice to the other, and terminates automatically in certain situations. No front-end sales charges were paid in connection with the sales of the Fund's shares during the year ended December 31, 1995 and 1996. For the year ended December
31, 1994, the Fund's prior principal underwriter, Warner Beck
Incorporated, received gross amounts equal to $57, from the Fund in sales commission through the sale of the Fund's shares. No sales commissions were received by the Fund's principal underwriter for sales of the Fund's shares in 1995 or 1996.

   Under the Distribution Agreement, CISI agrees to indemnify the Fund against all costs of litigation and other legal proceedings and against any liability incurred by or imposed on the Fund in any way arising out of or in connection with the sale or distribution of the Fund's shares, except to the extent that such liability is the result of information which was obtainable by CISI only from persons affiliated with the Fund but not CISI.

Shareholder Services Agent Agreement

    Pursuant to its Plan of Distribution for each Class A shares, Class
B shares and Class C Shares, the Fund has entered into a Shareholder
Servicing Agreement with CISI dated January 1, 1995 for the Class C shares and dated November 6, 1996 for the Class A and Class B shares, the first date on which the Fund offered Class A and Class B shares.
Pursuant to these agreements, as provided under the respective Plan of Distribution, CISI and it representatives provide shareholder liaison services ofr the Fund, including responding to customer inquires and providing information on their investments, and such other related services as the Fund or the holders of the respective Class may reasonably request. Under each of the Shareholder
Services Agent Agreements, CISI and its shareholder servicing costs, CISI received a Rule 12b-1 fee in the form of a Servicing Agree fee.
The Servicing Agent fee is calculated and payable quarterly, at an annualized rate of 0.25% of the average daily net assets of the Fund represented by the shares of the respective Class owned by shareholders with whom CISI and its representatives maintain a servicing relationship, or an amount which equals the maximum amount payable to the Servicing Agent under applicable laws, regulations or rules, whichever is less. CISI may reallow all or a portion of its Servicing Agent fee to its representatives or to other broker-dealers who contract to provide shareholder services to their customers holding shares of the shares of the respective Class.

Payment of Certain Distribution Expenses

   Pursuant to the payment of 12b-1 fees authorized by its Plans of Distribution for the Class A, Class B and Class C shares, respectively, the Fund has included in its Distribution Agreement with CISI provisions for the payment to CISI of distribution fees with respect to each of the Class A, Class B and Class C shares. With respect to each of the Class B and Class C shares, CISI receives, a distribution fee which will be equal to an annual rate of 0.75 of 1% of the Fund's average daily net assets attributable to each of the Class B shares and Class C shares. This fee is to compensate broker-dealers, including CISI, and CISI's registered representatives, for their sales of the Fund's shares of the respective
Class to which the agreement relates, based on a percentage of the net assets of the Fund relating to the respective Class for which such broker-dealers or registered representatives are responsible by reason of their sale of shares of the respective Class, and to pay other advertising and promotional expenses in connection with the distribution of the shares of the respective Class. CISI, at its expense, may also provide additional compensation to dealers in connection with sales of such shares of the Fund. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund and/or dealer-sponsored special events. In some instances, these incentives may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of such shares. Such compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund's shares to qualify for the incentives to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

   Each of the Fund's Plans of Distribution provide for the indirect payment of distribution expenses by the Fund only as described in the preceding paragraph. The advertising and/or promotional expenses that may be paid for pursuant to the Fund's Plan of Distribution include, by way of example but not limitation, the costs of printing the prospectus, statement of additional information and shareholder reports provided to prospective investors; the preparation and distribution of sales literature; advertising of any type; allocated overhead and other expenses of the principal underwriter related to the distribution of the Fund's shares; and payments to and expenses of, officers, employees or representatives of the principal underwriter, of other broker-dealers, banks or other financial institutions, and of any other persons who provide support services in connection with the distribution of the Fund's shares, including travel, entertainment, and telephone expenses.
Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Underwriter would consider what action, if any, would be appropriate. The Underwriter does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and bank and other financial institutions may be required to register as dealers pursuant to certain state laws.

   Indirect or reimbursable expenses under the Plan do not include interest paid on amounts borrowed by Centurion Counsel to make the payments for which reimbursement is made. Also, there is no provision in any of the Plans limiting payments to the amounts of actual distribution expenses or actual shareholder servicing expenses expended by CISI. If the Plan were terminated or not continued, the Fund is not contractually obligated to pay CISI for any expenses not previously reimbursed by the Fund. However, the Fund could, in the sole discretion of its Board of Directors, determine to reimburse all or a portion of any such amounts.

   Each of the Fund's Plans of Distribution contains, among other things, provisions complying with the requirements of Rule l2b-1 discussed below.
Rule l2b-1(b) provides that any payments made by the Fund in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing.  In addition,
Rule l2b-1(b)(1) requires that such plan be approved by a vote of at least a majority of the Fund's outstanding shares, and Rule l2b-1(b)(2)
requires that such plan, together with any related agreements, be approved by a vote of the board of directors of the Fund and of the directors of the Fund who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements.  Rule l2b-1(b)(3)
requires that the plan or agreement provide, in substance: (1) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule l2b-1; (2) that any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the plan or any related agreement shall provide to the Fund's board of directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and (3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the board of directors of the Fund who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the Fund.  Rule l2b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule l2b-1.  Rule l2b-1(c) provides that the Fund may rely upon Rule l2b-1(b) only if selection and nomination of the
Fund's disinterested directors are committed to the discretion of such disinterested directors.  Rule l2b-1(e) provides that the Fund may implement or continue a plan pursuant to Rule l2b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and
(b) of the 1940 Act, that there is a reasonable likelihood that the plan will benefit the Fund and its shareholders.  For the years ended
December 31, 1995 and 1996 , CISI, the Fund's principal underwriter, received
$10,088 and $49,449 in distribution service fees, pursuant to the Fund's Class C
Plan of Distribution, the only Plan of Distribution in effect prior to
1996.  During the year ended December 31, 1994, the Fund's former principal underwriter, Warner Beck Incorporated, received $0 from the Fund pursuant to the Fund's Class C share
Plan of Distribution.

               CUSTODIAN; GENERAL COUNSEL; AUDITORS


   Star Bank, NA, 425 Walnut Street, Cincinnati, Ohio, 45202-1118 acts as custodian of the Fund's assets. The custodian may, in conformity with applicable rules of the Securities and Exchange Commission, enter into sub-custodial arrangements with eligible foreign sub-custodians for the custody of any foreign securities held by the Fund.

   Rushall & McGeever acts as the general counsel for the Fund.  Squire
& Company acts as the Fund's independent public accountants.

                            BROKERAGE

   In effecting securities and commodities transactions, the Fund's investment advisor seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered together with other relevant factors.

   The Fund expects to use affiliates of Centurion Counsel, including
CISI, as brokers of the Fund's portfolio securities but only if the provisions of Section 17(e) of the 1940 Act (and the rules thereunder) are complied with and only when, in the judgment of Centurion Counsel, the firm will be able to obtain a price and execution at least as favorable as other qualified brokers, and the transactions effected by the firm, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the firm, are not unfair or unreasonable to the shareholders of the Fund.

   In determining the commissions to be paid to an affiliated broker-dealer, it is the policy of the Fund that such commissions will, in the judgment of the Fund's investment advisor, be both at least as favorable as those which would be charged by other qualified brokers having comparable execution capability and at least as favorable as commissions contemporaneously charged by such broker-dealer on comparable transactions for its most favored unaffiliated customers, except for any customers of such broker-dealer considered by a majority of the disinterested directors (as described above) not to be comparable to the Fund. While the Fund does not deem it practicable and in its best interest to solicit competitive bids for commission rates on the transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

   When selecting brokers, business may be placed with broker-dealers who furnish investment research services to Centurion Counsel or its affiliates. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows these persons to supplement their own investment research activities and enables them to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Fund. To the extent such commissions are directed to these other broker-dealers who furnish research services, Centurion Counsel receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these commissions. Centurion Counsel has not entered into any formal or informal agreements with any broker-dealers
(except as noted above), and it does not maintain any "formula" which must be followed in connection with the placement of the Fund's portfolio transactions in exchange for research services, except as noted below.
However, Centurion Counsel may maintain an informal list of broker-dealers which it may use as a general guide in the placement of the Fund's business, in order to encourage certain broker-dealers to provide it with research services which it anticipates will be useful to it. Because the list, if any, is merely a general guide which is to be used only after the primary criteria for the selection of broker-dealers
(discussed above) have been met, substantial deviations from the list are permissible and may be expected to occur. Centurion Counsel will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion. Generally, the Fund pays higher than the lowest commission rates available.

   Subject to the policies set forth in the preceding paragraph and such other policies as the Fund's directors may determine, Centurion Counsel may consider sales of shares of the Fund and of other funds it may advise as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

   During the years ended December 31, 1994, 1995 and 1996, $617,652,
$1,275,276 and $1,810,232, respectively, of the Fund's portfolio securities were purchased and sold through brokers or banks acting on a principal basis for which no commissions were charged. During 1994, all of these transactions were effected through brokers or banks unaffiliated with the Fund. During 1995 and 1996, $66,200 and $146,700, respectively, of such transactions were effected through CISI and/or its affiliate, PIM.
During the years ended December 31, 1994, 1995 and 1996, the Fund paid a total of $9,141, $9,997 and $34,994, respectively, in brokerage commissions in connection with agency transactions. During the years ended
December 31, 1995 and 1996, $6,726 and $25,973, respectively, of total commissions were paid to CISI, the Fund's principal underwriter, and to its affiliate, PIM. During 1994, 1995 and 1996 commissions of -0-, $3,271 and $9,051, respectively, were paid to broker-dealer who provided investment research to the Fund's Advisor. During 1994, 1995 and 1996,
PIM and CISI, together, effected 90%, 87% and 75%, respectively, of the total dollar volume of transactions in which commission were paid and received 89%, 67% and 74%, respectively, of such commissions.

                       RETIREMENT ACCOUNTS

   The objectives of the Fund may make the shares of the Fund an appropriate investment for Tax-Sheltered Retirement Plans, including
Individual Retirement Accounts ("IRAs"), Keogh (HR-10) Plans (for self-employed individuals), qualified corporate pension or profit sharing plans (for employees) and Tax-Deferred Investment Plans (for employees of public school systems and certain types of charitable organizations).

   IRAs are available from the Fund. Persons desiring information about the available IRAs or about any other of the plans referred to above should communicate with a CISI representative. All tax-sheltered retirement plans referred to above involve a long-term commitment of assets and are subject to various legal requirements and restrictions.
The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax advisor prior to the establishment of such a plan.

          ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

   On December 31, 1996, the net asset value per share for the Class C
Shares and Class D Shares of the Fund was calculated as follows:

Class C Shares:  Net Assets  ($7,855,177) =Net Asset Value Per Share ($3.51)
                 -------------------------
                 Shares
                 Outstanding  ($2,241,071)

Class D Shares:  Net Assets ($1,838,946)  =Net Asset Value Per Share ($3.51)
                 ------------------------
                 Shares
                 Outstanding ($ 524,409)


   As disclosed in the Prospectus, during certain emergencies, the board of directors of the Fund can suspend the computation of net asset value of the Fund, stop accepting payments for purchase of the Fund's shares or suspend the duty of the Fund to redeem its shares. There are only a few such emergency situations:

     - The New York Stock Exchange closes for reasons other than the usual weekend and holiday closings, or trading on the Exchange is restricted as defined by the Securities and Exchange Commission.

     - The Securities and Exchange Commission decides that for a certain period of time, disposal of the Fund's securities is not practical, or that it is not practical for the Fund to fairly value its net assets.

     - Other emergency periods declared by the Securities and Exchange
       Commission under the provisions of the Investment Company Act of 1940.

   The Fund will pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. When redemption requests exceed such amount, however, the Fund reserves the right to make part or all of the payment in the form of securities or other assets of the Fund. An example of when this might be done is in case of emergency, such as in those situations enumerated above, or at any time a cash distribution would impair the liquidity of the Fund to the detriment of existing shareholders. Any securities being so distributed would be valued in the same manner as the portfolio of the Fund is valued. If the recipient sold such securities, he or she probably would incur brokerage charges. The Fund has filed with the Securities and Exchange Commission a notification of election pursuant to Rule 18f-1 under the Investment Company Act of 1940 in order to make such redemptions in kind.

                              TAXES

   Since its inception the Fund has met, and the Fund intends to continue to meet, the requirements for regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended
(the "Code"), and, if it meets these requirements, the Fund will not be liable for federal income taxes to the extent the Fund distributes its taxable income to its shareholders. To qualify as a regulated investment company, the Fund must meet certain tests of diversification of assets, source of income and other requirements of the Code. However, the Fund's management reserves the right to depart from this policy whenever, in its sole judgment, it is deemed in the best interest of the Fund and its shareholders to do so. If the Fund fails to meet any of the Code requirements, the Fund will be subject to tax on its income as a regular corporation whether or not its income is distributed to its shareholders, and any such distributions will be taxable to the Fund's shareholders as ordinary dividends to the extent of its current and accumulated earnings and profits, regardless of whether such distributions were derived from the Fund's net long-term capital gains.

   Under the Code, the Fund will be subject to a non-deductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed pursuant to the Act for the calendar year over the amount actually distributed. Any undistributed amounts subject to corporate-level income tax, however, will not be subject to the excise tax. In order to avoid the imposition of the excise tax, the Fund must generally declare dividends by the end of the calendar year representing
98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long-term and short-term capital gains) for the twelve-month period ending October 31 of the calendar year.

   Currently, individual shareholders are not able to exclude distributions by the Fund which are attributable to dividends earned by the Fund, and corporate shareholders are allowed to deduct 70% of such dividend distributions. Such a deduction by a corporate shareholder is limited to the portion of the Fund's gross income which is derived from dividends received from domestic corporations. Since it is anticipated that a portion of the Fund's net investment income may be derived from sources other than dividends from domestic corporations, a portion of its dividends may not qualify for this exclusion. Distributions designated as long-term capital gain distributions will be taxable as long-term capital gains, regardless of how long shares have been held, and will not be eligible for the dividends received deduction for corporate shareholders referred to above.

   For federal tax purposes, if a shareholder transfers shares of the Fund for shares of Cash Equivalent Fund-Money Market Portfolio, such transfer will be considered a taxable sale of the first-purchased shares.
Furthermore, if a shareholder uses the exchange privilege within ninety days of the purchase of the first-purchased shares, any sales charge incurred on the purchase of those shares cannot be taken into account for determining the shareholder's gain or loss on the sale of those shares to the extent any sales charge on the purchase of the later-acquired shares is reduced because of the exchange privilege. However, the amount of any sales charge that may not be taken into account in determining the shareholder's gain or loss on the sale of the first-purchased shares may be taken into account in determining his gain or loss on the eventual sale or exchange of the later-acquired shares.

   The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. Further, in those states that have income tax laws, the tax treatment of the Fund and of shareholders in respect to distributions by the Fund may differ from Federal tax treatment. Prospective investors are advised to consult with their tax advisors concerning the application of state and local taxes to distributions by and investments in the Fund which may differ from the Federal income tax consequences described above.

                 CALCULATION OF PERFORMANCE DATA

   Advertisements and other sales literature for the Fund may refer to the Fund's "average annual total return" and "cumulative total return."
All such quotations are based upon historical earnings and are not intended to indicate future performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that the investor's shares when redeemed may be worth more or less than their original cost.

Average Annual Total Return

   Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:



                          P(1+T)n = ERV

     Where:  P    =  a hypothetical initial payment of $1,000;
             T    =  average annual total return;
             n    =  number of years; and
             ERV  =  ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning
                     of such period.


    This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

    The following table sets forth the average annual total return for the Fund for the periods ended December 31, 1996, as set forth below:

                 PERIODS ENDED DECEMBER 31, 1996

                                               Since inception
     One Year     Five Years     Ten Years     (Jan. 18, 1982)
      5.16%       (8.29)%        (2.84)%         4.60%


Cumulative Total Return

     Cumulative total return is calculated by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

               ERV-P
      CTR = (---------)100
                 P

      CTR = Cumulative total return

      ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

      P   = initial payment of $1,000

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

     The cumulative return for the Fund for the ten year period beginning on January 1, 1986 and ending on December 31, 1996 was 92.26%.

                 LIMITATION OF DIRECTOR LIABILITY

    Under Minnesota law, the director of the Fund owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances."
Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). In February, 1987, Minnesota enacted legislation which authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director
(i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of the Fund were amended on April 28, 1988, to limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the 1940 Act (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

    Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the 1940 Act and the rules and regulations adopted under such Act.

                      ADDITIONAL INFORMATION

    The Fund was incorporated under the name "IRI Stock Fund, Inc." The shareholders of the Fund, at a meeting held on May 10, 1989, approved an amendment to the Articles of Incorporation (the "Articles") of the Fund providing that the name "IRI Stock Fund, Inc." be changed to "Excel
Value Fund, Inc." The shareholders of the Fund, at a meeting held on December 20, 1994, approved an amendment to the Articles providing that the name "Excel Value Fund, Inc." be changed to "Centurion T.A.A. Fund,
Inc."

    The Fund is not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders. Regular and special shareholder meetings are held only at such times and with such frequency as required by law. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of the Fund may demand a regular meeting of shareholders of the Fund by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Within 90 days after receipt of the demand, a regular meeting of shareholders must be held at the expense of the Fund.
Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.

    The Fund has filed with the Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933 and the 1940 Act, with respect to the common stock offered hereby. This Statement of Additional Information does not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with rules and regulations of the Commission. The Registration Statement may be inspected at the principal office of the Commission at 450 Fifth Street, N.W., Washington, D.C.
20549, and copies thereof may be obtained from the Commission at prescribed rates.

                 FINANCIAL STATEMENTS

     The Fund's unaudited Statement of Assets and Liabilities dated
June 30, 1996 the Fund's unaudited Statement of Operations and the
Fund's unaudited Statement of Changes in Net Assets for the six months ended June 30, 1996 are included in the Fund's Semi-Annual Report to Shareholders dated June 30, 1996, which are hereby incorporated by reference there to.

     The Fund's Financial Statements for the year ended December 31, 1996 are set forth below.

                   CENTURION T.A.A. FUND, INC.
                (Formerly Excel Value Fund, Inc.)

                       FINANCIAL STATEMENTS

               For the Year Ended December 31, 1996




CENTURION T.A.A. FUND, INC.
11545 WEST BERNARDO COURT, #100
SAN DIEGO, CALIFORNIA 92127

1996  Annual Report


As you may recall our investment posture for 1996 was based on our belief that the market was over valued and therefore we would follow a cautionary position, including maintaining significant cash reserves and hedges. Even though the market did not correct in 1996, we believe more so now in the overvaluation theory, as you may have noticed in the papers does Mr. Greenspan. Notwithstanding that our investment approach was geared for a market correction, which has not happened yet, the results for the year were gratifying in some ways even though your Fund earned a lower return than those of major indexes. The Fund's return for the first six months and for the year ended December 31, 1996 was 8.7% and 5.1%, respectively.
During the first six months of 1996 the market was very volatile and our investment approach resulted in a return for your Fund of 8.7%. In fact, in mid-July 1996, the DJII actually dropped one day so that it was the same as the beginning of the year while your Fund was up 9% for the year on that date. However, during the second half of the year when approximatley 30% of the portfolio was in cash and commerical paper, the market made a major increase. During 1996 the larger-capitalization stocks had the greater return and accounted for most of the increase in the indexes. Our studies (see the chart of the 1996 NASDAQ Returns By Decile) show that the return declines almost in direct proportion from larger capitalization stocks to small capitalization stocks. The Fund's portfolio was more heavily weighted in small to mid-capitalization stocks and, therefore last year the Fund did not benefit from the market's bias toward larger-capitalization stocks.

<CHART>


Despite the fact that some major market indices showed impressive gains, the majority of the gains were the result of a few select stocks. For 1996, the NASDAQ composite was up 21.95%. Although this gain appears spectacular, 79% of the total was due to the following four stocks: Intel, Microsoft, Oracle and Cisco Systems. Without these four stocks, the balance of the NASDAQ was up only 4.55%. To a typical investor, these market indices can be very deceiving. As indicated above, an investor's portfolio may have had 100% exposure to NASDAQ stocks but only been up 4.55%.

Significant progress has been made in increasing the size of the Fund from $4,370,000 at December 31, 1995 to $9,694,123 at December 31, 1996. At the
shareholders meeting on August 6, 1996, a multi-class share arrangement was approved which should provide the impetus for continued sales of the Fund shares. We beleive that the increased size will benefit the shareholders in the future by reducing the expense ratio and allowing for more portfolio diversification.

MARKET PERSPECTIVE

In the last quarter of 1996, the economy strengthened while inflation remained subdued. Although ecomonic growth is the best environment for profits, we expect 1996's fourth quarter corporate earnings to be flat versus 1995.
Going into 1997, what are the hurdles for corporate profits? Poor pricing power and less room to shed interest and labor costs are the greatest concerns.
While most likely everyone is impressed with American Management's commitment to the bottom line, their cost cutting strategies they have been pursuing cannot be extended indefinitely. Inevitably the Federal Reserve will raise interest rates. When will rates start to go up and by how much? The
Federal Reserve has been looking at classic signals of bottlenecks in both goods and labor markets. (History will never forgive Greenspan if he lets the wage genie out of the bottle). Additionally, in response to worldwide ecomonic expansion, stronger demand for commodities may contribute to some inflation in metals, energy, paper and chemicals. However, in order to sustain our current inflation level over the long-term, a recession may have to occur next year.

When the Federal Reserve initiates the first interest rate hike, the markets may perceive many more rate hikes to follow. Therefore, equity prices could be bid down since equities tend to be less attractive in a rising short-term interest rate environment. In addition, a higher federal funds rate may raise banks' funding costs, thereby acceleratng banks' credit tightening, bringing forward the unwinding of consumer leverage. The worry over the long-term is that Fed tightening could trigger an abrupt pullback. Specifically, the vast majority of investors are not anticipating a "1997 downturn" in the ecomony.
However, this type of risk increases when leverage is present, and the house-hold sector is leveraged in both consumer debt, now at $64 trillion, is growing at an annual rate that is two time larger than wages. Essentially, this means that for every $1 that household incomes rise, Americans are spending $1.10." (Donaldson, Lufkin, & Jenrette, Dec. 20, 1996)

Besides looking at next year's overall economy, it is important to review the overall makeup of the market indices. Actually, some of our very popular market averages have had small increases for the year 1996.

As an investor, it is very important to keep in perspective your long-term goals and frequently review your tolerance for risk. Although it is tempting to look at the overall market returns and perhaps decide to increase your level of risk, it is equally important to review your initial goals, compare your returns to the type of funds that you have chosen, and then calculate your risk tolerance level.

It is hard to dispute the wisdom of diversificiation. In the investment world, the economy's ups and downs, political developments and shifting interest rates mean different things for different portfolios. To a performance and risk covering many asset classes, your investments will compliment one another. Although your returns may lag in a straight up market, a diversified portfolio spreads the risk and opportunity over several markets and investment stratagies, such as equity, cash, fixed income, etc.

The Fund may hold three classes of financial assets in its allocation strategy: stocks, bonds and cash reserves. Because we believe there continues to be a substantial risk of market correction (and, in general, a significant drop in market prices), we expect to continue the Fund's cautionary positions which include maintaining significant cash reserves.

IN SUMMARY

The U.S. stock market has been rising uninterrupted for nearly seven years, and has gone the longest period in history without a 10% downward correction.
The risk of investing in stocks is higher now than ever. We believe that there will be a correction. However, we believe that you should continue to be invested in a flexible fund, such as your Fund, with the flexibility to alter the portfolio according to market conditions in order to decrease market volatility.

Jack K. Heilbron				Kenneth W. Elsberry
Chief Executive Officer			President
Chief Investment Officer		Chief Financial Officer

TEN LARGEST HOLDINGS (% OF NET ASSESTS)

								1/1/97

Occidental Petroleum					          2.41%
Westinghouse						                 2.05%
Noble Drilling						               2.05%
Hershery Creamery						            1.95%
Rockshox							                    1.94%
First National Bank of Anchorage			1.72%
Indochina Gold					               	1.21%
Pier One					                    		1.09%
National Bancorp of Alaska	     			1.06%
Navistar							                    1.04%



SECTOR DIVERSIFICATION (% OF NET ASSETS)

								1/1/97

Commerical Paper		           				17.50%
Cash 								                    11.34%
Mining & Precious Metals				      8.94%
Energy							                     6.42%
Retail-Specialty						            5.01%
Real Estate							                4.98%
Restaurants							                3.59%
Auto & Auto Parts						           3.45%
Consumer Durables						           3.40%
Home Building						               2.80%
Finance/Regional Banking				      2.79%
Consumer/Defensive					           2.73%


CENTURION T.A..A. FUND, INC.
STATEMENT OF INVESTMENT SECURITIES
December 31, 1996
(Audited)				CENTURION TAA FUND

Shares or						              % OF
Principal						              Net			   	                   Market
Amount		Description			       Assets         COST (a)	     PRICE	Value (b)

       COMMON STOCKS				     64.19%


	AEROSPACE	            					0.44%
1000 	SUNDSTRAND 						                 			$,39,935 	      	$,42,500

	                                												39,935        			42,500
	AUTO AND AUTO PARTS				    3.45%
1000 	ECHLIN									                     	  32,195 	        	31,750
2500 	FEDERAL MOGUL								                  47,838 	(d)	     55,000
500 	GENUINE PARTS								                   22,863         		22,250
3000 	MODINE MANUFACTURING							            83,625         		80,250
11100 	NAVISTAR INTERNATIONAL							        125,680 	(d)     101,288 	(e)
1500 	STEWART & STEVENSON SERVICES			        36,638 		        43,688

							                               						348,838        		334,226
	BICYCLES						            1.94%
13000 	ROCKSHOX									                    171,875 		       188,500 	(e)

								                               					171,875        		188,500
	BIOTECHNOLOGY					        1.48%
2200 	CELGENE								                       	17,573 		(d)	    24,475 		(e)
3000 	COR THERAPEUTICS						               		29,400 		(d)	    29,625 		(e)
1000 	CYGNUS						                        			16,560 		(d)    	14,500 		(e)
10000 	NEOTHERAPEUTICS						               		50,825        			41,250 		(e)
2000 	SEPRACOR                      									32,320 		(d)	    33,250 		(e)

							                               						146,678         		143,100
	CHEMICALS					          	0.97%
2873 	CROMPTON & KNOWLES	              						46,275 		(d)	     55,305
2200 	MILLENNIUM CHEM	                							46,330 	        		39,050 		(e)

							                                						92,605         			94,355
	COMPUTER AND RELATED				1.69%
2720 	ANACOMP									                       26,090 		        	23,120 		(e)
1000 	INGRAM MICRO				                   				21,695	         		23,000 		(e)
500 	INTEL								                         		67,040         			65,469
3200 	S3 INC							                       			43,200         			52,000	 	(e)

								                               					158,025         		163,589
	COMMUNICATIONS				    	1.06%
3000 	FRONTIER									                      62,400 		(d)	     67,875
2500 	BEL FUSE							                      		32,288 	        		35,313 		(e)

							                                						94,688 		        	103,188
	COMPUTER/SOFTWARE				1.14%
5000 	DIGITAL SOLUTIONS								              23,125 	         		17,188 		(e)
3000 	HNC SOFTWARE						                  		108,920 	(d)	       93,750	 	(e)

							                               						132,045           		110,938

	CONSUMER SERVICE					0.19%
400 	FIRST VIRTUAL	                   								3,600            			3,600 		(e)
1000 	OLSTEN			                        						14,675           			15,125

      	                    								      				18,275           			18,725
	CONSUMER/DEFENSIVE				2.73%
1000 	BEATRICE (TLC)					                 			61,000 	          		27,000
1200 	CERVECERIA UNIDAS					              			19,385           			19,350
100 	HERSHEY CREAMERY				               				180,000           		189,250
1000 	PEPSICO						                       			31,070           			29,375	 	(e)

							                               						291,455           		264,975
	CONSUMBER/DURABLES				3.40%
3000 	BLACK & DECKER							                	100,170 	(d)	        90,375
1000 	CHART INDUSTRIES						               		16,935           			17,125
500 	LANCASTER COLONY							                	21,170 		          	23,000
10000 	WESTINGHOUSE ELECTRIC					         		187,750 	(d)	       198,750

						                               							326,025           		329,250
	ENERGY			           			6.42%
4000 	BASIN EXPLORATION	                					27,500 		          	25,000 		(e)
3000 	GLOBAL MARINE							                  	50,370 		(d)	       61,875 		(e)
10000 	NOBLE DRILLING					               			146,550  	(d)       	198,750 	(e)
10000 	OCCIDENTAL PETEROLEUM					          	241,550 	(d)         233,750
13000 	PEASE OIL AND GAS			              				23,663            			39,407 		(e)
2020 	ULTRA DIAMOND SHAMROCK				          			57,755 		(d)	        63,883 		(e)

							                               						547,388             	622,665
	ENVIRONMENTAL					1.73%
6000 	MOLTEN METAL TECHNOLOGIES	       					102,175 	(d)	         70,500 		(e)
1400 	SAFETY-KLEEN				                   				24,570	 		           22,925
10000 	TRC COMPANIES INC.					            			47,700 	           		45,000 		(e)
900 	WMX TECH							                       		30,983             		29,250

							                               						205,428            		167,675
	FINANCE/REGIONAL BANKING				2.79%
100 	FIRST NATIONAL BANK ANCHORAGE				    		154,250 		           167,500
1500 	NATIONAL BANCORP ALASKA				         			93,425	           		102,750

							                               						247,675            		270,250
	GAMING						0.91%
2000 	AZITAR										                       13,850	            		14,250 		(e)
1700 	INTERNATIONAL GAME TECHNOLOGY				    		33,235 		(d)	        31,025
1000 	ITT CORP						                      			42,435             		43,375 		(e)

							                                 					89,520            			88,650

	HEALTHCARE/MEDICAL				1.57%
2500 	CAPSTONE PHARMACY						               	29,163	 	(d)	        28,438 		(e)
2000 	CARDIAC PATHWAYS					               			22,250 	           		23,750 		(e)
3400 	MARINER HEALTH GROUP				            			46,085 		(d)	        28,475	 	(e)
900 	MERCK				                          					56,970	 	(d)         71,550

							                               						154,468            		152,213
	HOME BUILDING					2.80%
2000 	CAVCO IND						                     			41,250 			           51,500 		(e)
300 	CENTEX CORP									                    10,005 		           	11,288
2000 	CHAMPION ENT				                    			40,350 		           	39,000 		(e)
1700 	CROSSMANN COMM			                 					30,255             		28,900 		(e)
3300 	FALCON BUILDING				                				41,400 			           48,675 		(e)
2000 	OAKWOOD HOMES			                  					42,600 		(d)	        45,750
4000 	SOUTHERN ENERGY HOMES					           		56,000 	           		46,000 		(e)

							                               						261,860             		271,113
	INDUSTRIAL/STEEL					0.39%
4300 	BETHLEHEM STEEL							                	45,322             			38,163 		(e)

							                               	 					45,322 	             		38,163
	INSURANCE						0.10%
500 	HIGHLANDS INSURANCE							10,428 			10,125	 	(e)

													10,428	 		10,125
	MANUFACTURING/TOYS				0.58%
4000 	GALOOB									69,700 			56,500 		(e)

      													69,700 			56,500
	MINING AND PRECIOUS METALS			8.94%
1500 	AEGNICO EAGLE MINES							20,700 			21,000
2400 	ALTA GOLD									9,390 			8,476 		(e)
10000 	AMAX GOLD									57,700 			63,750 		(e)
3000 	BARRICK GOLD								85,985 		(d)	86,250
6200 	BEMA GOLD									37,653 			36,813 		(e)
1000 	CAMBIOR									15,310 			14,625
1000 	COEUR D'ALENE MINES							15,560 			15,125
1200 	ECHO BAY MINES								10,050 			7,950
1000 	FRANCO NEVADA MNG (CN)							39,610 			45,790
300 	FREEPORT COP & GOLD							10,690 			8,963
300 	GETCHELL GOLD								13,240 			11,513 		(e)
1400 	GLAMIS GOLD									10,935 			9,800 		(e)
1100 	GOLDEN STAR RES								20,965 			14,300 		(e)
4000 	HECLA MINING									23,660 			22,500 		(e)
6300 	HOMESTAKE MINING								109,203 	(d)	89,775
10000 	INDOCHINA GOLD         (CN)							71,500	 		117,500 	(e)
3900 	KINROSS GOLD								28,293 			27,788 		(e)
2000 	NEWMONT GOLD								102,005 		87,500
300 	NEWMONT MINING								14,103	 		13,425
1000 	PEGASUS GOLD								10,310 			7,563 		(e)
1000 	REYNOLDS METALS								56,925 			56,375
1400 	ROYAL GOLD									19,593 			18,725 		(e)
5800 	ROYAL OAK MINES								22,238 			18,850 		(e)
1800 	SANTA FE GOLD								21,455 			27,675 		(e)
13800 	SUNSHINE MINING								17,390 			12,938 		(e)
2800 	TVX GOLD									21,100 			21,700 		(e)

													865,560 		866,669
	PACKAGING AND CONTAINERS			1.91%
9000 	GAYLORD CONTAINER								66,263 			55,125 		(e)
1000 	INTERNATIONAL PAPER							40,185 			40,500
2000 	SPECIALTY PAPER BOARD							38,350 			40,000 		(e)
700 	TEMPLE-INLAND								37,849 			37,888
240 	UNION CAMP CORP								11,845 			11,460

													194,492	 		184,973
	PUBLISHING						0.29%
2500 	GOLDEN BOOKS FAMILY ENTERTAINMENT					28,850 			27,813 		(e)

													28,850 			27,813
	REAL ESTATE	4.98%
1400 	AMLI RESIDENTIAL PROPERTIES						28,580	 		32,725
1600 	APARTMENT INVESTMENT							30,080 			45,200
2100 	BRADLEY RE									31,648 			37,800
1300 	CBL & ASSOC									29,640 			33,638
1000 	DUKE REALTY									29,305 			38,500
500 	LIBERTY PROPERTIES								9,915 			12,875
1200 	MID-AMERICA APARTMENT							30,060 			34,650
5000 	PRIME RETAIL									60,313 			62,500
1000 	RECKSON ASSOC REALTY							33,070 			42,250
2500 	UNITED DOMINION REALTY							34,813 			38,750
2600 	US RESTAURANT PROP							59,141 			72,150
1800 	WASHINGTON REIT								28,665 			31,500

													405,229 			482,538
	RESTAURANTS						3.59%
2500 	APPLE SOUTH									33,850 			33,750
2500 	FOODMAKER									17,906 			22,187 		(e)
3000 	LANDRY'S SEAFOOD								60,875 			64,125 		(e)
5000 	NPC  INTERNATIONAL								47,500 			41,250 		(e)
3900 	ROCK BOTTOM									58,413 			40,462 		(e)
5000 	RYAN FAMILY STEAKHOUSE							38,325 			34,375 		(e)
1500 	SBARRO									37,778 			38,250
1641 	SHONEY'S									13,207 			11,487 		(e)
5000 	TPI ENTERPRISES								543 			469 		(e)
3000 	WENDY'S  INTERNATIONAL							55,680 			61,500

      													364,076 			347,855
	RETAIL-SPECIALTY						5.01%
2000 	BROWN GROUP								45,245 			36,750
500 	DONNA KARAN INTERNATIONAL						7,165 			7,062 		(e)
1000 	J.C. PENNY									52,824 			48,750
3000 	OFFICE DEPOT									58,650 		(d)	54,000 		(e)
6000 	PIER ONE IMPORTS								91,050 		(d)	105,750
1000 	QUALITY FOOD CENTERS							34,050 			33,750 		(e)
4000 	QUIKSILVER                               (f)						82,000 			85,500 		(e)
5000 	WEST COAST ENTERTAINMENT						44,375	 		43,750 		(e)
1500 	WHOLEFOODS MARKET							33,050 			33,750 		(e)
1000 	WILLIAMS-SONOMA								30,810	 	(d)	36,375 		(e)

													479,219 			485,437
	TRANSPORTATION/TRUCKING					1.93%
1350 	HEARTLAND EXPRESS								25,763 			32,906 		(e)
1300 	MS CARRIER									27,300 			20,800 		(e)
2800 	SMITHWAY MOTOR								25,200 			22,750 		(e)
2000 	SWIFT TRANS									37,250 			47,000 		(e)
3500 	WERNER ENTERPRISES							60,425 			63,438

													175,938 			186,894
	UTILITIES	1.75%
500 	AMERICAN ELECTRIC POWER							20,800 			20,562
900 	BOSTON EDISON								21,690 			24,187
600 	CMS ENERGY									19,167 			20,175
650 	DTE CORP									19,240 			21,044
400 	FPL GROUP									18,440 			18,400
600 	HAWAIIAN ELECTRIC								21,285 			21,675
800 	IPALCO ENTERPRISE								21,680 			21,800
200 	NORTHEAST UTILITY								2,656 			2,650
800 	TECO ENERGY									19,580 			19,300

													164,538 			169,793

	     TOTAL COMMON STOCKS					64.19%		6,130,130 	6,130,130 	6,222,672 	6,222,672

	PREFERRED STOCKS						0.63%
6000 	TYCO TOYS -  PFD								34,110 			60,750

	     TOTAL PREFERRED STOCKS								34,110 			60,750

	OPTIONS AND WARRANTS					7.56%
2000 	ADTRAN, FEB, 45, Puts								21,189 			13,375
2000 	ADVANCE TECH, APR, 35, Puts						12,064 			12,250
2000 	ADVANTA, APR, 50, Puts							13,814 			16,000
1500 	ARMSTRNG WLD, MAR, 55, Calls						22,741 			21,562
5000 	ASM LITHO, APR, 40, Puts(BEAR)						37,653 			10,312
1000 	BIOTECH INDEX, APR, 140, Puts						14,919 			8,375
5000 	C-CUBE, FEB, 40, Puts (B. STRN)						45,775 			30,000
12000 	CABLETRON, JAN(98), 60, P (B/S) 						48,207 			49,500
2000 	CANADIAN PACIFIC, APR, 20, Calls						11,064 			13,500
2000 	COHERENT INC, FEB, 35, Puts							8,814 			1,750
2000 	DEERE, MAR, 35, Calls								12,564 			12,375
3000 	EXABYTE, FEB, 15, Puts(J)							7,590 			5,812
2000 	GARTNER GRP, APR, 35, Puts							15,814 			6,625
2500 	GEOWORKS, MAY, 25, Puts							18,199	 		12,031
1000 	GOLD/SILVER INDEX, JAN,(98), Calls						22,919 			21,000
2000 	HEARTPORT, APR, 22.5, Calls							9,564 			7,250
2000 	INGERSOLL-RAND, MAR, 40, Calls						11,064 			10,500
500 	INTEL, JAN, 150, (99) Puts							14,534 			15,500
2000 	MEAD, APR, 50, Calls								17,814 			18,000
1500 	MEDTRONIC, MAY, 55, Calls							22,929 			21,000
10000 	MICRON,  JAN, 35, Puts							51,550 			60,000
7000 	MOTOROLA, APR, 55, Puts (B/S)						46,585 			11,812
2000 	NATURE'S SUNSHINE, MAR, 25, Puts						9,064 			13,750
1000 	OEX, FEB, 720, Puts								20,794 			19,500
1000 	OEX, JAN, 660, Puts								13,544 			1,437
1000 	OEX, JAN, 670, Puts								13,794 			2,125
1500 	PAGING NETWORK, MAR, 22.5, Puts						7,357 			10,875
8000 	PAIRGAIN, APR, 35, Puts 							54,620 			59,500
2500 	PETSMART, MAY, 22.5, Calls							13,511 			7,031
2000 	QUALCOM, APR, 45, Puts							21,314 			15,250
2500 	ROTEC MED, MAR, 17.5, Puts							9,449 			1,406
3200 	S-3, JAN, 25, Puts								15,288 			28,000
1000 	SEMICNDCTR, MAR, 205, Puts							18,794 			4,813
3500 	STONE CON, MAR, 12.5, Calls 							12,373	 		9,406
2500 	STRUCTURAL DYN, MAY, 25, Puts						18,199 			15,000
26900 	SUNSHINE MINING -  WARRANTS						23,672 			8,406
2000 	TELCOM NEW ZEALAND, MAR, 80, Calls					15,314 			7,625
2500 	TRIMBLE NAV, JUN, 10, Calls							8,199 			7,344
5000 	TRIQUINT, MAY, 30, Puts 							56,400 			33,437
2000 	US SATELLITE BROADCAST,JUN, 10, Calls					8,314 			4,750
5000 	VANGUARD CEL, MAR, 17.5, Puts						11,463 			12,187
10000 	VITEL, JUL, 7 1/2, Calls 								34,050 			33,750
4000 	WESTERN NATIONAL, APR, 15, Calls						14,620 			17,500
2500 	WYLE ELECTRONICS, MAR, 35, Puts						14,761 			2,500
1500 	YORK INTERNATIONAL, FEB, 45, Calls						10,544	 		16,687
7500 	ZITEL, JAN, 55, Calls								35,850 			22,500

	     TOTAL OPTIONS AND WARRANTS						948,639 		733,308

	FIXED INCOME SECURITIES

	CORPORATE BONDS						2.44%
200 	FOODMAKER CORP, 9.25%, DUE  9/25/99					199,251 		204,160
1.199 	MTN STS GTY MTG 1-G, 9.4%, DUE 8/1/18					1,242 			1,273
25 	NOVA CARE,  5.5%, DUE 1/15/00						25,000 			22,875
20 	TIME WARNER, 0%, DUE 6/22/13						8,680 			8,600

											234,173 		236,908
	U.S. GOVERNMENT AND AGENCY BONDS			0.99%
2.032 	FHLMC 1294 A, 6.5%, DUE 4/15/21						1,729 			2,028
75.784 	FNMA 61G, 7.0%, DUE 1/1/01							75,432 			76,163
21.948 	FNMA G93-40 ZC, 6.5%, DUE 12/25/23						18,768 			18,087

											95,929 			96,278
	COMMERCIAL PAPER	17.50%
600 	FORD MOTOR CP, DUE 1/19/97							598,822 		598,822
350 	GE CREDIT CORPC, CP, DUE 1/2/97						349,950 		349,950
400 	IBM CREDIT, CP, DUE 1/16/97							399,103 		399,103
350 	TEXACO, CP, DUE 1/23/97							348,834 		348,834

											1,696,709 		1,696,709

 	TOTAL INVESTMENTS								$,9,139,690 		9,046,625

	COVERED CALL OPTIONS WRITTEN				-1.46%					-141,932

	SECURITIES SOLD SHORT					-3.19%					-309,407

	EXCESS OF CASH AND OTHER
	     ASSETS OVER LIABILITIES					11.34%					1,098,837

	NET ASSETS							100.00%				$,9,694,123


	NOTES:
	  (a)  Also represents cost for federal income tax purposes
	  (b)  See Note 1 of Notes to Financial Statements
	  (c)  Total unrealized appreciation on investments consists of gross unrealized gains
	          of $514,718 and gross unrealized losses of $607,784
	  (d)  Call options have been written against these positions
	  (e)  Non-income producing securities
	  (f)   Security is segregated as collateral for securities sold short against the box.


	CENTURION T.A.A. FUND, INC.
	STATEMENT OF COVERED CALL OPTIONS WRITTEN
	December 31, 1996


Shares
Subject			Premium		Market
to Call	Stock/Expiration date/Exercise price		Received		Value

2500 	BARRICK GOLD, JAN, 30, Calls			$,5,249 			$,938
1000 	BLACK & DECK, FEB, 40, Calls			3,456 			125
2000 	BLACK & DECK, MAY, 35, Calls		2,811 			2,000
1000 	CAPSTONE PHAR, JAN, 12.5, Calls		281 			188
800 	CELEGENE, JAN, 12 1/2, Calls			1,060 			200
2000 	CROMPTON & KNOWLES, FEB, 17 1/2, Calls	1,811 			3,625
3000 	COR THERAPEUTICS, JAN, 10, Calls		1,604 			1,875
1000 	CYGNUS, JAN, 17.5, Calls			581 			250
1000 	DIAMOND SHAMROCK, JAN, 35,Calls		2,394 			125
2500 	FEDERAL MOGUL,JAN, 20,Calls		3,996 			5,156
3000 	FRONTIER, APR, 22.5, Calls			5,354 			6,750
3000 	GLOBAL MARINE, JAN, 17 1/2, Calls		3,854 			9,375
1000 	HNC SOFT, APR, 30, Calls			5,331 			5,875
1000 	HNC SOFT, JAN, 40, Calls			6,370 			125
1000 	HNC SOFT, JAN, 45, Calls			4,081 			125
2000 	HOMESTAKE MINING, JAN, 20, Calls		3,818	 		125
1700 	INTL GAMING TECH, JAN, 22.5, Calls		1,005 			106
1000 	MARINER HEALTH, FEB, 10, Calls		720 			250
900 	MERCK, JAN, 75, Calls				3,219 			4,500
2500 	MOLTEN METAL, APR, 17.5, Calls		4,278 			1,406
1000 	MOLTEN METAL, JAN, 17.5, Calls		1,519 			125
10000 	NAVISTAR, JAN,10,Calls			4,821 			1,250
10000 	NOBLE DRILL, MAR, 15, Calls			13,446 			48,750
2000 	OAKWOOD HOMES, MAR, 22.5, Calls		3,561 			4,250
3000 	OFFICE DEPOT, APR, 20, Calls			5,166	 		3,188
10000 	OXY PETROLEUM, FEB, 25, Calls		9,075 			2,500
6000 	PIER ONE, MAR, 15, Calls			10,695 			17,250
2000 	SEPRACOR, APR, 17.5, Calls			3,186 			3,625
10000 	WESTINGHOUSE, APR, 20, Calls		12,200	 		13,750
1000 	WILLIAMS-SONOMA, FEB, 35, Calls		2,956 			4,125

							$,127,902		$,141,932


	CENTURION T.A.A. FUND, INC.
	STATEMENT OF SECURITIES SOLD SHORT
	December 31, 1996

	 					Proceeds		Market
Shares	Description				Received		Value

	COMMON STOCK
4000 	QUIKSILVER, short against box		$,95,750 		$,85,500
7000 	TEMPLETON RUSSIA			147,083 		154,000

	OPTIONS
3000 	MICRON, JAN, 30, Puts			7,222 			6,000
2500 	TRIMBLE NAV, MAR, 12.5, Calls	2,583 			2,656
2500 	TRIQUINT, FEB, 15, Puts		2,737 			313
10000 	VITEL, JUL, 12 1/2, Calls		10,950 			9,375
7500 	ZITEL, JAN, 45, Calls			54,150 			51,563

						$,320,475		$,309,407



CENTURION T.A.A. FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1996

ASSETS

Investments in Securities, at value,
(identified cost $9,139,690)                      $9,046,625

Cash                                                 566,578
Receivables:
   Dividends                                           3,169
   Interest                                            7,910
   Investment Securities Sold                        491,028
Prepaid Expenses                                       6,008
Deposit on short sales					     389,981

	TOTAL ASSETS                               $10,511,299


LIABILITIES

Covered Call Options Written, at market value,
(premiums received $127,902)                       $,141,932
Securities sold short
(proceeds received $320,475)			           309,407
Payables:
 Accounts Payable                                     52,785
 Investment Securities Purchased                     313,052

      TOTAL LIABILITIES                              817,176

NET ASSETS 							  $9,694,123

Class C:
Net asset value and offering price per share
($7,855,190 divided by 2,241,074 shares
outstanding)							 $3.51
Class D:
Net asset value and offering price per share
($1,838,933 divided by 524,405 shares
outstanding)							 $3.51




The accompanying notes are an integral part of the financial statements.

CENTURION T.A.A FUND, INC.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT REVENUE

Dividends          		            	       	$ 53,631
Interest                      			        	 109,885

Total Investment  Revenue                 		  	 163,516

EXPENSES

Investment Advisory Fees  	       		$,60,766
Distributuion expenses 			              59,587
Registration and filing fees	                    36,622
Fund accounting fees(Note 4)                      18,000
Custodian fees and expenses                       12,713
Audit fees and expenses                            6,345
Directors fees and expenses                        4,186
Transfer agent fees                                3,417
Insurance                                          2,058
Other expenses                                     7,892

Total Expenses                             	 211,586

Fees and Expenses Absorbed by Investment Advisor 	 0

Net Expenses                                            	211,586

Net Investment Income (Loss)                 			(48,070)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT SECURITIES

Net Realized Gain from Securities Transactions           264,245
Net change in unrealized depreciation of investments    (106,453)
Net change in unrealized appreciation of
securities sold short                                     11,068
Net change in unrealized appreciation of call options
written                                                   (8,727)

Net realized gain and unrealized depreciation of
investments								   160,133

Net increase in net assets from operations              $112,063



The accompanying notes are  an integral part of the financial statements.

CENTURION T.A.A. FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996 AND
THE YEAR ENDED DECEMBER 31, 1995

                                                  December 31,           December 31,
                                                  1996                   1995
OPERATIONS

Net Investment income (loss)                        -$  48,070            $    3,638
Net Realized Gain from Securities Transactions         264,245             -  62,931
Net change in unrealized appreciation (depreciation)
of investment				                  -106,453               110,721
Net change in unrealized appreciation of securities
sold short                                              11,068                     0
Net change in unrealized depreciation of investments
of covered call options written                         -8,727                -3,616

Net Increase (Decrease) in Net Assets from Operations  112,063                47,812

Class C:
Distribution to shareholders
 Ordinary income dividend ($0.0024 per share)           -3,637                     0

CAPITAL SHARE TRANSACTIONS:(NOTE 5)
Increase from capital shares sold                    6,424,359             4,283,465
Increase from capital shares reinvested                  3,597                     0
Decrease from capital shares repurchased            (1,212,546)             (413,054)

Net increase from capital share transactions         5,215,410              3,870,411

Total increase in net assets                         5,323,836              3,918,223


NET ASSETS
Beginning of Period                                  4,370,287                452,064

End of period (includes no undistributed investment
income)                                              9,694,123              4,370,287



The accompanying notes are an integral part of the financial statements.


CENTURION T.A.A. FUND, INC.
NOTES TO  FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Fund commenced operations in January 1982. At the shareholder meeting on December 20, 1994, the shareholders voted to change the name of the fund to Centurion T.A.A. Fund, Inc. ("Fund") from Excel Value Fund, Inc. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The objective of the Fund is to achieve long-term investment return, including both capital appreciation and current income, consistent with reasonable risk.

	At the shareholder meeting on August 6, 1996, the shareholders approved the Fund to offer Class A, Class B, Class C and Class D shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund allocated on a prorata bases to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differ in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

	The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Portfolio Valuation:
	The Fund calculates its net asset value and completes orders to purchase, exchange or repurchase its shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

     Investments in securities traded on major exchanges are valued at the last quoted sales price on that exchange where such securities are primarily traded. Securities traded in the over-the-counter market are valued at the last sales price. Over-the-counter and listed securities that have not been traded on a certain day are valued at the average between the last bid and asked price. If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's Board of Directors. Debt securities are valued in accordance with the procedures above. Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less, or at market value if maturity is greater than 60 days.

Security Transactions and Related Investment Income:
     Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount and original issue discount, is recorded on the accrual basis. Discounts on debt securities purchased are amortized over the life of the respective security as adjustments to interest income.

Estimates:
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes:
	It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue
Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under
Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $90,807 which expires in 2003.

CENTURION T.A.A. FUND, INC.
NOTES TO  FINANCIAL STATEMENTS
                                     (Continued)

Distributions to Shareholders:
	Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

Restricited Securities:
	The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Cash Deposits:
     At December 31, 1996 the Fund had cash on deposit at one financial institution of $565,213. Thus, all cash amounts over the maximum Federal
Deposit Insurance Corporation coverage are not insured. From time to time, the Fund evaluates the credit worthiness of the financial institution and considers alternatives.



NOTE 2 - NET ASSETS

     At December 31, 1996, net assets consisted of:

       Net proceeds from capital stock                    		$10,253,125
       Unrealized depreciation of securities               	    (93,065)
       Unrealized appreciation of securities sold short          11,068
       Unrealized depreciation of covered call options written  (14,030)
       Excess distributions over accumulated net income        (327,575)
	 Undistributed net realized loss from securities
	 transactions							   (135,400)
                                                              ----------
                                                             $ 9,694,123
                                                              ==========

NOTE 3 - COVERED CALL OPTIONS WRITTEN

     As of December 31, 1996, portfolio securities valued at $1,763,488 were held by the custodian in connection with covered call options written by the Fund.

NOTE 4 - PAYMENTS TO RELATED PARTIES

	Centurion Counsel, Inc. ("Centurion") is the Fund's investment manager.
The Fund pays investment management fees to Centurion at the annualized rate of 1.00% on the first $200 million of average daily net assets of the Fund, 0.85%
on the next $200 million, 0.80% on the next $200 million, 0.75% on the next $200 million, 0.60% on the next $200 million and 0.50% on amounts over $1 billion.
These fees are computed daily and paid quarterly and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed 3.625% based on the average total net asset value of the Fund.
During the year ended December 31, 1996 Centurion received investment management fees of $60,766 and was not required to waive any of the fee.

	Centurion Institutional Services, Inc. ("CISI"), an affiliate of Centurion, serves as the Fund's distributor.  The Fund offers Class A, Class B, Class C and
Class D shares for purchase.

	Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. CISI collects the sales charges imposed on the sale of Class A shares, and reallows a portion of such charges to dealers who sold the shares.
During the year ended December 31, 1996 no shares of Class A shares were sold and, accordingly, CISI did not retain any such charges. CISI also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

	Class B shares are not subject to initial sales charges. When Class B shares are sold, CISI from its own resources pays commissions to dealers who sell these shares. Certain redemptions of Class B shares made within six years of purchase are subject to contingent deferred sales charges ("CDSC") upon redemption, in accordance with the Fund's current prospectus. During the year ended December 31, 1996 no shares of Class B shares were sold and, accordingly, CISI did not collect any CDSC charges. In addition, CISI makes ongoing share-holder servicing and trail commission payments to dealers whose clients hold
Class B Shares.

	Class D shares are not subject to initial sales charges, CDSC, service fees or distribution fees. These shares are only available to Advisor professionals and eligible employees of the Fund, Centurion and its affiliates or service organizations.

	Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of
Directors has adopted separate plans of distribution with respect to the Fund's
Class A shares ("Class A Plan"), Class B shares ("Class B Plan"), and Class C shares ("Class C Plan"), pursuant to which the Fund reimburses CISI for a portion of its shareholder servicing and distribution expenses. Under Class
A Plan, the Fund may pay CISI a service fee at the annualized rate of up to
 .025% of the average daily net assets of the Fund's Class A shares for CISI's expenditures incurred in servicing and maintaining shareholder accounts.

	Pursuant to the Fund's Class B Plan, the Fund may pay CISI a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for CISI's expenditures incurred in servicing and main-taining shareholder accounts, and may pay CISI a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's
Class B shares for CISI's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

	Pursuant to the Fund's Class C Plan, the Fund may pay CISI a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class C shares for CISI's expenditures incurred in servicing and main-taining shareholder accounts, and may pay CISI a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's
Class C shares for CISI's expenditures incurred in providing services as distributor. Expenses incurred under the Class C Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect. During the year ended December 31, 1996, CISI received servicing and distribution fees from the Fund of $60,193 pursuant to the Class C Plan.

	CISI also executes some of the Fund's portfolio transactions. During the year ended December 31, 1996, CISI received commissions of $16,538 from the Fund for this service.

	Centurion Group, Inc. ("CGI"), an affiliate of Centurion and CISI, is the administrator and transfer agent of the Fund. CGI is paid an account maintenance fee of $0.75 per account per month, a customer statement fee of $50 per 1,000 statements and other miscellaneous charges and expenses.
During the year ended December 31, 1996, CGI received transfer fees of $3,417 from the Fund.

	CGI is also the accounting agent for the Fund. The monthly fee for these services paid to CGI is 0.15% of the Fund's average daily net assets with a minimum fee of $18,000 per year. During the year ended December 31, 1996, CGI received accounting fees of $18,000 from the Fund.

	The Fund pays each of its Directors who is not an employee, officer or director of Centurion or any affiliate $250 for each meeting of the Board or any committee thereof attended by the Director. In addition the Fund pays each Director's expenses to attend the meetings.

CENTURION T.A.A. FUND, INC.
NOTES TO  FINANCIAL STATEMENTS
                    (Continued)


NOTE 5 - CAPITAL SHARE TRANSACTION

     As of December 31, 1996, there were 100,000,000 shares of the Company's common stock authorized, at $0.01 par value. Transactions in capital stock of the Fund for the year ended December 31, 1996 were as follows:




	                     	1996				           1995
				                Shares    Amount	   Shares	    Amount

Shares sold		 	    1,800,452	$6,424,359		198,030	$4,283,465
Shares issued in
reinvestment of
dividends       			      983	     3,597

              	 			1,801,435	 6,427,956		198,030	 4,283,465
Shares redeeme d 		  344,840	 1,212,546		128,322	   413,054

Net Increase    		 1,456,595	$5,215,410		 69,708	$3,870,411


NOTE 6 - INVESTMENT TRANSACTIONS

	Purchases and sales of investment securities (excluding short-term securities) were $12,077,197 and $8,173,439, respectively. Net gain on investments for the year ended December 31, 1996 was $160,133. That amount represents the net increase in value of investment held during the year.
The components are a follows:

		Long transactions		            	$166,895
		Short sale transactions		         23,866
		Covered call options written	    (30,628)
 					                           	---------
	 						                           $160,133

	As of December 31, 1996, the unrealized appreciation on investments consists of gross unrealized gains of $514,718 and gross unrealized losses of $607,784.

NOTE 7 - PER SHARE INFORMATION

	Selected data for each share of capital stock outstanding throughout the period is as follows:



<TABLE
            		       	   Year Ended December 31,

        					                       Class D
          			                      	12/9/96
					                              	Through    Class C Shares
                              						12/31/96 1996 1995 1994  1993  1992
Per Share Operating Performance:
Net asset value, beginning of period  3.46   3.34 3.43  4.55  4.96  5.17

INCOME FROM INVESTMENT OPERATIONS
     Net Investment Income            0.00  -0.03 -0.05 -0.18 -0.21 -0.03
     Net Gains or (Losses) on Securities
       (Both Realized and Unrealized) 0.05   0.20 -0.04 -0.94 -0.20 -0.18

Total From Investment OperationsNote  0.05   0.17 -0.09 -1.12 -0.41 -0.21

LESS DISTRIBUTIONS
Dividends from Net Investment Income  0.00   0.00  0.00  0.00 0.00   0.00
Distributions from Capital Gains      0.00   0.00  0.00  0.00 0.00   0.00

Returns of Capital Total Distributions0.00   0.00  0.00  0.00 0.00   0.00

Net Asset Value, End of Period      $,3.51 $,3.51 $,3.34$,3.43$,4.55,$4.96
     TOTAL RETURN                     5.16%  5.16%-2.62%-28.01%-12.39%-8.38%

     RATIOS AND SUPPLEMENTAL DATA

Net Assets, End of Period
($000 Omitted)                   $,1,839   $,7,855  $4,370$,452 $ ,757
Ratio to net assets
Expenses,before waiver of fees     2.13%(d)  3.54%   4.82%9.04% 6.19%
Expenses,after waiver of fees      2.13%(d)  3.54%   3.53%6.00% 5.19%
Net investment income              0.00%(d) -0.43%   0.17%-4.78%-4.50%
Portfolio Turnover Rate           129.2%    129.2%  57.20%148.21%143.11%
Number of Shares Outstanding
at End of Period (000 Omitted)       524     2,241   1,309  132   166

INDEPENDENT AUDITOR'S REPORT

Board of Directors and Shareholders
Centurion T.A.A. Fund, Inc.
(formerly Excel Value Fund, Inc.)

We have audited the accompanying statement of assets and liabilities of Centurion T.A.A. Fund, Inc., including the statement of investments and covered call options written, as of December 31, 1996, and the related statement of operations for the year ended, the statements of changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for the five years then ended. These financial statements and per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates mady by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis in our opinion.

In our opinion, the financial statements and selected per shara data and ratios referred to above present fairly, in all material respects, the financial position of Centurion T.A.A. Fund, Inc., as of December 31, 1996, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended, and the selected per share data and ratios for the five years then ended in conformity with generally accepted accounting principles.

Squire & Co.

February 6, 1997
Poway, California

                        PART C --- OTHER INFORMTION

Item 24.  Financial Statement and Exhibits

       (a) Financial Statements: Financial statements if the Registrant are included in the Registrant's combined Statement of Additional Information filed as Part B of this Registration Statement.

       (b)  Exhibits.

1      Articles of Incorporation of IRI Stock Fund, Inc.(1)

       Articles of Amendment of IRI Stock Fund, Inc.(3)

       Articles of Amendment of IRI Stock FUnd, Inc. to change name to "Excel Value Fund, Inc."(5)

       Articles of Amdendment of Excel Value Fund, Inc. to change name to "Centurion T.A.A. Fund, Inc."(7)

1.1 Articles of Amendment of Centurion T.A.A. Fund authorizing multiple classes of shares.(10)

2      Restated Bylaws of Centurion T.A.A. Fund, Inc.(5)

2.1    Multiple Class Share Plan.(10)

3      Not applicable.

4      Specimen copy of share certificate of Centurion T.A.A. Fund, Inc.(7)

5      Form of Investment Advisory Agreement of Centurion T.A.A. Fund, Inc.(8)

6      Form of Distribution Agreement of Centurion T.A.A. Fund, Inc.(10)

7      Not applicable.

8      Custodian Agreement.(10)

9(a)   Form of Administration Agreement of Centurion T.A.A. Fund, Inc.(7)

9(b)   Form of Accounting Services Agreement of Centurion T.A.A. Fund, Inc.(7)

9(c) Form of Shareholder Services Agent Agreement of Centurion T.A.A. Fund, Inc.(10)

10     Opinion and Consent with respect to Centurion T.A.A. Fund, Inc.(2)

11     Consent of Squire & Company.(9)

12     Not applicable.

13     Letter of Investment Intent with respect to Centurion T.A.A. Fund,
       Inc.(1)

14     Forms of Tax-Sheltered Retirement Plans.(2)

15.1   Form of Rule 12b-1 Plan of Distribution (Class C Share Plan).(10)

15.2   Form of Rule 12b-1 Plan of Distribution for Class A Shares.(10)

15.3   Form of Rule 12b-1 Plan of Distribution for Class B Shares.(10)

16     Calculations of Total returns of Centurion T.A.A. Fund, Inc.(3)

----------------------------------------

(1) Incorporated herein by reference to Registration Statement on Form N-1A of IRI Stock Fund, Inc. filed with the Securities and Exchange Commission on September 4, 1981.

(2) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Form N-1A of IRI Stock Fund, Inc. filed with the Securities and Exchange Commission on January 6, 1982.

(3) Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of IRI Stock Fund, Inc. and Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Midas Gold Shares and Bullion, Inc. filed with the Securities and Exchange Commission on May 2, 1988.

(4) Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of IRI Stock Fund, Inc. and Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of Midas Gold Shares & Bullion, Inc. filed with the Securities and Exchange Commission on March 30, 1989.

(5) Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of Excel Value Fund, Inc. and Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Excel Midas Gold Shares, Inc. filed with the Securities and Exchange Commission on May 1, 1990.

(6) Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of Excel Value Fund, Inc. filed with the Securities and Exchange Commission on May 1, 1992.

(7) Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of Centurion T.A.A. Fund, Inc. filed with the Securities and Exchange Commission on February 2, 1995.

(8) Incoporated by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of Centurion T.A.A. Fund, Inc. filed with the Securities and Exchange Commission on April 27, 1995.

(9) Incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A of Centurion T.A.A. Fund, Inc. filed with the Securities and Exchange Commission on April 9, 1996.

(10) Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of Centurion T.A.A. Fund, Inc. filed with the Securities and Exchange Commission on August 27, 1996.

Item 25.  Persons Controlled by or Under Common Control with Registrant.

       Not applicable.

Item 26. The following table sets forth the number of holders of shares of Centurion T.A.A. Fund, Inc. as of February 28. 1997.

               Title of Class          Number of Record Holders

               Class A Common Stock            1
               Class B Common Stock            1
               Class C Common Stock            301
               Class D Common Stock            91

Item 27.  Indemnification

Indemnification. Article 7(d) of the Registrant's Articles of Incorporation and Article VIII of its Bylaws provide that the Registrant shall indemnify such persons, for such expenses and liabilities, in such manner, under such circumstances, and to such extent as permitted by Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indeminification may be made if it would be in violation of
Section 17(h) of the Investment Company Act of 1940, as now enacted or hereinafter amended, and any rules, regulations or releases premulgated thereunder.

The Registrant may indemnify its officers and directors and other "persons" acting in an "official capacity" (as such terms are defined in Section 302A.521) pursuant to a determination by the board of directors or shareholders of the Registrant as set forth in Section 302A.521, by special legal counsel selected by the obard or a committee thereof for the purpose of making such a determination, or by a Minnesota court upon application of the person seeking indemnification. If a director is seeking indemnification for conduct in the capacity of director or officer of the Registrant, then such director generally may not be counted for the purpose of determining iether the presence of a quorum or such director's eligibility to be indemnified.

In any case, indemnification is proper only if the eligibility doby decides that the person seeking indemnification:

(a) has not received indemnification for the same conduct from any other party or organization;

(b)   acted in good faith;

(c)   received no improper personal benefit;

(d) in the case of criminal proceedings, has no reasonable cause to believe the conduct was unlawful;

(e) reasonable believed that the conduct was in the best interest of the Registrant, or in certain contexts, was not opposed to the best interest of the Registrant; and

(f) had not otherwise engaged in conduct which precludes indemnification under either Minnesota or Federal law (including, without limitation, conduct constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as set forth in Section 17(h) and (i) of the Investment Company Act of 1940.

      Advances. If a person is made or threatened to be made a party to a proceeding, the person is entitled, upon written request to the Registrant, to payment or reimbursement by the Registrant of reasonable expenses, including attorneys' fees and disbursements, incurred by the person in advance of the final disposition of the proceeding, (a) upon receipt by the Registrant of a written affirmation by the person of good faith belief that the criteria for indemnification set forth in Section 302A.521 have been satisfied and a written undertaking by the person to repay all amounts so paid or reimbursed by the Registrant if it is ultimately determined that the criteria for indemnification have not been satisfied, and (b) after a preclude indemnification under Section 302A.521. The written undertaking required by clause (a) is an unlimited general obligation of the person making it, but need not be secured and shall be accepted without reference to financial ability to make the repayment.

      Undertaking. The Registrant undertakes that insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      Other. Reference is made to Section 9 of the Distribution Agreement filed as Exhibit (6) to this Registration Statement.

Item 28.  Business and Other Connections of Investment Advisor

Information on the business of the Registrant's investment advisor is described in the section of the Statement of Additional Information entitled "Centurion Counsel, Inc., Centurion Group, Inc. and Centurion Institutional Services, Inc." filed as part of this Registration Statement.

The following table includes a listing of the name and principal business address of each director and executive officer of Centurion Counsel, Inc., the Registrant's investment advisory, the position(s) held with Centurion Counsel, Inc. and any other business, profession, vocation or employment of a substantial nature in which such persons currently engage or have engaged (in the capacity of director, officer, employee, partner or trustee) during the past two years.



Name and Principle       Position(s) with                 Other Occupations
Business Address         Centurion Counsel, Inc.          During Past Two Years
Jack K. Heilbron         Chairman of the Board and        Chairman of the Board and Chief
11545 W. Bernardo Court  Chief Investment Officer         Executive Officer of the Registrant.
Suite 100                                                 Chairman of the Board of Directors of
San Diego, CA 92127                                       CI Holding Group, Inc. ("CI Holding"),
                                                          the parent corporation of Centurion
                                                          Counsel, Inc.  Mr. Heilbron also serves
                                                          as the Chairman and a Director of other
                                                          operating subsidiaries of CI Holding.


Kenneth W. Elsberry      President, Chief Financial       President, Chief Financial Officer and
11545 W. Bernardo Court, Officer and Director             Treasurer of the Registrant.  Chief
Suite 100                                                 Financial Officer and Director of C I
San Diego, CA 92127                                       Holding and other of its operating
                                                          subsidiaries.

Mary R. Limoges          Executive Vice President,        Secretary of Registrant.  Executive Vice
11545 W. Bernardo Court, Secretary and Director           President, Secretary and Director of C I
Suite 100                                                 Holding and serves as Executive Officer of
San Diego, CA 92127                                       of other of its operating subsidiaries.


Item 29.  Principle Underwriters

        The following table sets forth the name and principle adress of each director and officer of Centurion Institutional Services, Inc., the Registrant's principle underwriter, and the positions, if any, such persons hold with Centurion T.A.A. Fund, Inc.

                         Position(s) and Office(s)
Name and Principle       with Centurion Institutional    Positions and Offices
Business Address         Services, Inc.                  with the Registrant


Mary R. Limoges          President, Chief Executive      Secretary
11545 W. Bernard Court   Officer and Director
Suite 100
San Diego, CA 92127

Kenneth W. Elsberry      Chief Financial Officer and     President, Chief
11545 W. Bernardo Court  Director                        Executive Officer,
Suite 100                                                Treasurer, Chief
San Diego, CA 92127                                      Financial Officer


Item 30.  Location of Accounts and Records

        Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio, 45202-1118, acts as the custodian of the Registrant's portfolio securities and cash. Centurion Group, Inc., 11545 W. Beranrdo Court, Suite 100, San Diego, California 92127, acts as Registrant's transfer agent, dividend disbursing agent, administrative services agent and accounting services agent. Star Bank, N.A. and Centurion Group, Inc. will maintain certain books and records in connection with their respective duties. All other records, including the Registrant's minute books, will be kept by the Registrant.

Item 31.  Management Services

        Not applicable.

Item 32.  Undertakings

        (a)  Not applicable.

        (b)  Not applicable.



                            	SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 495(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Diego, State of California,
on the     day of April 1997.

                                  CENTURION T.A.A. FUND, INC.

                                  By:  /s/
                                       Kenneth W. Elsberry
                                       Chief Executive Officer and
                                       Chief Financial Officer

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on hte dates indicated.


Signature            Title                       Date

/s/                  Chairman of the Board of    April  , 1997
Jack K. Heilbron     the Registrant.

/s/                  President, Chief Executive  April  , 1997
Kenneth W. Elsberry  Officer, Chief Financial
                     Officer and Director of the
                     Registrant

/s/                  Director of the Registrant  April  , 1997
Carol Ann Freeland

/s/                  Director of the Registrant  April  , 1997
Richard E. Hall

/s/                  Director of the Registrant  April  , 1997
Russell W. Ketron

/s/                  Director of the Registrant  April 30, 1997
Douglas Werner